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                                                                    EXHIBIT 10.9



                                                             CONTRACT NO. B-1303


                            VACA VALLEY BUSINESS PARK

                                  OFFICE LEASE



Landlord:

      Sepulveda Properties, Inc.

      a California corporation

Tenant:

      Biosource

      a California corporation

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                                      LEASE

      THIS LEASE, made as of the 15th day of October, 1987, by and between Sepulveda Properties, Inc., a California corporation, ("Landlord"), and Biosource, a California corporation ("Tenant"):

                                   WITNESSETH:

                                1. LEASE SUMMARY

      As used herein, the following terms shall have the meanings set forth opposite them. Other terms may be defined in other parts of this Lease

      BUILDING: The building constructed by Landlord at 3333 Vaca Valley Parkway, Vacaville, California, including all land thereunder and all appurtenances thereto, such as entries, sidewalks, patios, curb areas, parking areas and landscaped areas.

      PREMISES: The interior space shown outlined in red on the floor plan of the Building attached hereto as Exhibit A, (containing approximately 9,304 square feet); including the appurtenant right to use, in common with others, the lobby, entrances, sidewalks, curb areas, parking areas, and other public portions of the Building; but excluding all windows and the exterior surface of the outside walls of said space, all areas within said space, which are used in common by other tenants or for the benefit of other space within the Building and used for shafts, stacks, pipes, conduits, ducts, electric or other utilities, sinks and other Building facilities, and the use thereof and access thereto through said space for the purposes of maintenance, repairs and operation of the Building.

      VACA VALLEY BUSINESS PARK: The area developed or to be developed and shown outlined in red on Exhibit B hereto.

      TERM: 60 months.

      COMMENCEMENT DATE: December 15, 1987

      EXPIRATION DATE: December 14, 1992

      EXPENSE STOP: $930.40 per month

      BASE RENT: $7,992.14 per month (including Expense Stop) at the Commencement Date, to be adjusted as provided in paragraphs 3 and 4 hereof.


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      TENANT'S SHARE: 17.9% of the Improved Area.

      PERMITTED USE(s): Office and laboratory use to the extent consistent with Exhibit D - Rules and Regulations, attached hereto.

      SECURITY DEPOSIT: $15,000 in accordance with paragraph 6, herein.

      GUARANTOR(s):

            Not applicable.

      LANDLORD'S ADDRESS:

            Sepulveda Properties, Inc.
            3333 Vaca Valley Parkway, Suite 100
            Vacaville, California 95688

      TENANT'S ADDRESS:

            Biosource
            562 Waddell Drive, Suite 5
            Sunnyvale, California 94089

      BROKER:  Lindquist Realty


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                           2. LEASE OF PREMISES; USES

      Landlord hereby leases the Premises to Tenant, and Tenant hereby leases the Premises from Landlord, for the Term and subject to the provisions hereinafter set forth. The Premises shall be used only for the Permitted Use(s). Tenant shall in its use and enjoyment of the Premises observe and abide by, and shall require each of its contractors, invitees and licensees to observe and abide by, all laws, statutes, ordinances, rules and regulations, any certificate of occupancy, and any recorded document affecting the Premises. Tenant shall not do or permit to be done in or about the Premises anything which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents. Neither Tenant nor any of its employees, invitees or licensees, shall do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them, nor shall Tenant or any of its employees, invitees or, licensees, cause, maintain or permit any nuisance in, on or about the Premises or commit or suffer to be committed any waste in, on or about the Premises. Tenant shall not bring into the Building any furniture, equipment, materials or other objects which overload the Building or any portion thereof.

                       3. TERM; COMPLETION OF IMPROVEMENTS

      Landlord shall constructor install in the Premises, improvements in accordance with the Work Agreement attached hereto as Exhibit C. It is understood that Landlord shall be constructing the improvements in two phases - the first phase is to include approximately 4,204 square feet of office space and the second phase is to include approximately 5,100 square feet of research and development space. The Term shall begin on the Commencement Date, and, unless sooner terminated as hereinafter provided, shall end on the Expiration Date. If Landlord, for any reason whatsoever, cannot deliver possession of the Premises (with the first phase of the improvements covered by Exhibit C substantially complete) to Tenant on the Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom (unless such improvements are not substantially complete by the 60th day following Landlord's receipt of Tenant's written approval of Tenant's space plan for the Premises), but in that event, subject to any contrary provisions in Exhibit C attached hereto, all Rent including the Expense Stop and Operating Expenses shall be waived for the period between the Commencement Date and the first to occur of M the time when Landlord can deliver possession (per Exhibit C); or (ii) the time when Tenant occupies the Premises. This Lease shall neither be void nor voidable nor shall Landlord be liable to Tenant for any loss or damage resulting from Landlord's not substantially completing the improvements for the second phase, concurrently with the first phase improvements. No delay in delivery of possession shall extend the Term or the Expiration Date except at the option of Tenant, by written notice to Landlord on or before the thirtieth day after the improvements are substantially complete. The phrase "substantially complete" shall mean that the improvements are functionally usable for the permitted use described herein and either (a) Landlord gives Tenant written notice thereof; or (b) a certificate of occupancy for the Premises has been issued by the appropriate government office.


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                                  4. BASE RENT

      Tenant shall pay Expense Stop and Base Rent, adjusted from time to time as described below, to the Landlord on the first day of each calendar month or part thereof during the Term. If either the Term or rent commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, then the rent for the fractional month shall be appropriately prorated. Expense Stop and Base Rent shall be paid to Landlord, without deduction or offset, at Landlord's Address, or to such other person or at such other place as Landlord may from time to time designate in writing. Effective as of the third (3rd) anniversary of the Commencement Date, the Base Rent shall be adjusted according to the proportion of (1) the Consumer Price Index for All Urban Consumers for San Francisco-Oakland, California, as published by the Bureau of Labor Statistics of the United States Department of Labor ("CPI-U") published most recently prior to such third anniversary date, to
(1i) CPI-U published most recently prior to the Commencement Date; provided, however, that as a result of such adjustment the Base Rent shall not be increased by more than twelve percent (12%), nor reduced. On the fourth (4th) anniversary of the Commencement Date, the Base Rent shall again be adjusted according to the proportion of (A) CPI-U published most recently prior to such fourth (4th) anniversary date, to (B) CPI-U published most recently prior to the date of the last adjustment of Base Rent; provided, however, that as a result of such adjustment the Base Rent as previously adjusted shall not be increased by more than four percent (4%), nor reduced. In the event of a change in the manner or method of computing CPI-U, Landlord and Tenant shall endeavor to agree on a mutually acceptable substitute price index and a date as of which such substitute price index shall take effect. Any and all additional amounts payable by Tenant to Landlord hereunder whether or not identified as additional rent and any amount payable by Tenant to Landlord under the Work Agreement attached hereto as Exhibit C, shall be considered additional rent. Base Rent shall be earned in proportion to the amount of square footage of the Premises which is substantially complete (in accordance with Exhibit C) or when occupied, whichever is first in time.

                        5. OPERATING COSTS ADJUSTMENTS

      (a) During the Term hereof, Tenant shall pay to Landlord as additional rent the Tenant's Share of the total dollar increase, if any, in "Operating Expenses" as hereinafter defined, paid or incurred by Landlord, over the Expense Stop. As used in this Lease, "Operating Expenses" means all costs of labor including independent contractors, together with wages, salaries, payroll burden, taxes and applicable benefits, materials, supplies and services for the management, operation maintenance, protection and repair of the Building, including, without limitation, water and sewer charges; garbage and waste disposal; license, permit and inspection fees; air conditioning, ventilation, janitorial and cleaning service in the Building; plumbing service; maintenance, repair and service contracts; insurance including Landlord's internal allocated cost should Landlord elect to self-insure; supplies, materials, tools and equipment; all costs and expenses of contesting by appropriate legal proceedings any matter concerning operating or managing the Building or the amount or validity of any property taxes levied against the Building; depreciation on all personal property, fixtures and equipment (including window washing machinery) used in the management, operation, maintenance and repair of the Building; depreciation on exterior window coverings provided by Landlord and carpeting in public corridors and common areas; expenses of operating and maintaining areas within the Vaca


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Valley Business Park which are not rentable or appurtenant to rentable improvements and which are properly allocable to the Building; real and personal property taxes (and any tax levied wholly or partly in lieu thereof), assessments, sewer rents, or utility rates or charges levied by any governmental authority (local, state or Federal) against the Building and any personal property used in its operation; provided, however, that Operating Expenses shall not include taxes covered under paragraph 26, hereof, gas, electricity, and water service if metered separately to the Premises, janitorial service for the Premises (unless paid for by Landlord), depreciation on the Building (except as specified above), costs of tenants' improvements, real estate brokers' commissions, interest and capital items (except the cost of capital improvements made after the Commencement Date which reduce any item of Operating Expenses, amortized over a reasonable period, together with interest at the rate of ten per cent (10%) per annum on the unamortized portion of such cost). The determination of Operating Expenses and their allocation shall be in accordance with generally accepted accounting principles applied on a consistent basis. If the Building is not fully rented during all or a portion of any calendar year, Landlord may make an appropriate adjustment of the Operating Expenses for such year, employing sound accounting and management principles to determine the amount of Operating Expenses that would have been paid or incurred by Landlord had the Building been fully rented, and the amount so determined shall be deemed to have been the amount of Operating Expenses for such year.

      (b) During December of each calendar year or as soon thereafter as practicable, Landlord shall give Tenant written notice of Landlord's estimate of the additional rent payable under subparagraph 5(a) hereof for the ensuing calendar year. On or before the first day of each month during the ensuing calendar year, Tenant shall pay to Landlord one twelfth (1/12) of such estimated additional rent, provided that if such notice is not given in December, Tenant shall continue to pay on the basis of the prior year's estimate until the month after such notice is given. If at any time it appears to Landlord that the additional rent payable under subparagraph 5(a)hereof for the current calendar year will vary from its estimate by more than twenty percent (20 %), Landlord shall, by written notice to Tenant, revise its estimate for such year, and subsequent payments by Tenant for such year shall be based upon such revised estimate.

      (c) Within ninety (90) days after the end of each calendar year or as soon after such ninety (90) day period as practicable, Landlord shall deliver to Tenant a statement of additional rent payable under subparagraph 5(a) hereof for such calendar year. Such statement shall be final and binding upon Landlord and Tenant unless Tenant makes a written request of Landlord within thirty (30) days of receipt of such statement, to review Landlord's computation of the Operating Expenses. If such statement shows an amount owing by Tenant that is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall credit the excess to the next succeeding monthly installment of rent. If such statement shows an amount owing by Tenant that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of such statement.

      (d) If, for any reason other than the default of Tenant, this Lease shall terminate on a day other than the last day of a calendar year, the additional rent payable by Tenant applicable to the calendar year in which such termination shall occur shall be prorated on the basis which the number of days from the commencement of such calendar year to and including such date of


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termination bears to three hundred sixty-five (365).

                             6. SECURITY DEPOSIT

      Tenant has deposited the Security Deposit with Landlord. The Security Deposit shall be held by Landlord as security for the faithful performance and observance by Tenant of all of its obligations under this Lease. In the event Tenant fails to perform or observe any of its obligations under this Lease then Landlord shall apply the Security Deposit, or so much thereof as may be necessary, to compensate for any such failure by Tenant. Such application by Landlord shall not constitute a waiver of any default by Tenant or failure to perform an obligation under this Lease. If Landlord applies the Security Deposit or any part thereof to remedy any such failure by Tenant, then Tenant shall immediately pay to Landlord the sum necessary to restore the Security Deposit to the full amount specified in paragraph 1 hereof. Any remaining portion of the Security Deposit shall be returned to Tenant, without interest, upon termination of this Lease. In addition thereto, Landlord shall pay to Tenant interest on the Security Deposit which interest shall be computed by multiplying the lowest balance of the Security Deposit during any lease year by five percent (5%) per annum. The interest shall not be compounded and shall be deemed to be earned and payable on the Expiration Date of the Lease. Upon termination of the original Landlord's or any successor landlord's interest in the Premises or the Building, the original Landlord or such successor landlord shall be relieved of further liability with respect to the Security Deposit upon the original Landlord's or such successor landlord's complying with California Civil Code section 1950.7.

                                   7. SERVICES

      (a) Landlord shall maintain the public and common areas of the Building, such as lobbies, stairs, corridors, restrooms, landscaping and parking lot in reasonably good order and condition (except for damage occasioned by the act of Tenant or employees, invitees or licensees of Tenant, which damage shall be repaired by Landlord at Tenant's expense).

                            8. RULES AND REGULATIONS

      Tenant shall faithfully observe and comply with the Rules and Regulations attached as Exhibit D to this Lease and with all revisions thereof and additions thereto issued in writing by Landlord. Landlord shall use its best efforts to seek the compliance of other tenants of the Building, with such rules and regulations.

                                   9. REPAIRS

      By entry hereunder Tenant acknowledges the Premises as being in the condition in which Landlord is obligated to deliver the Premises, subject to the completion or correction of minor items which do not materially impair the usability of the Premises by Tenant and subject to latent defects in the materials and construction of the improvements completed by Landlord for which Landlord receives written notice from Tenant within one (1) year of substantial completion of the improvements. Tenant shall, at all times during the term hereof and at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, ordinary wear and tear and damage thereto by fire, earthquake, act of God or the elements excepted, unless such a damage is caused by Tenant or any of its contractors, invitees or licensees. Tenant hereby


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waives all rights under California Civil Code section 1941 and all rights to make repairs at the expense of Landlord or in lieu thereof to vacate the Premises as provided by California Civil Code section 1942 or any other law, statute or ordinance now or hereafter in effect. Tenant shall at the end of the term hereof surrender to Landlord the Premises and all alterations, additions and improvements thereto in the same condition as when received, ordinary wear and tear and damage by fire, earthquake, act of God or the elements excepted, unless such damage is caused by Tenant or any of its contractors, invitees or licensees. Landlord has no obligation and has made no promise to alter, improve, repair, decorate or paint the Premises, except as specified in Exhibit C. No express representation respecting the condition of the Premises or the Building has been made to Tenant by Landlord, except as specifically herein set forth.

                                 10. ALTERATIONS

      Tenant shall not alter or improve the Premises, or attach any fixtures or equipment thereto without Landlord's prior written consent which shall not be unreasonably delayed or withheld. Any alterations or improvements (except the initial improvements covered by Exhibit C) to the Premises consented to by Landlord shall be made by Tenant at Tenant's sole cost and expense. The contractor or person selected by Tenant to make such alterations or improvements must be approved in writing by Landlord prior to commencement of any work. Landlord shall have the right to require that any such contractor hired by Tenant shall, prior to commencing work in the Premises, provide Landlord with a performance bond and a labor and materials payment bond in the amount of the contract price for the work naming Landlord and Tenant (and any other person designated by Landlord) as co-obligees. All alterations, additions, fixtures and improvements, including improvements made pursuant to Exhibit C, made in or upon the Premises either by Tenant or Landlord shall immediately become Landlord's property and, at the end of the Term hereof (subject to the limitations pertaining to trade fixtures as indicated on Exhibit G attached hereto), shall, at Landlord's option, either remain on the Premises without compensation to Tenant or be removed by Landlord for Tenant's account. Tenant shall reimburse Landlord for the cost of removal (including the cost of repairing any damage to the Premises or the Building caused by removal of such improvements and a reasonable charge for Landlord's overhead) within ten (10) days after receipt of a statement therefor.

                          11. DESTRUCTION OR DAMAGE

      If the Premises or the Building is damaged by fire or other casualty, Landlord shall forthwith repair the same, subject to the provisions of this paragraph 11 hereinafter set forth, provided such repairs can, in Landlord's opinion, be made within sixty (60) days following such damage, and this Lease shall remain in full force and effect. If such repairs cannot, in Landlord's opinion, be made within such sixty (60) day period, Landlord at its option shall by written notice to Tenant given within sixty (60) days after the date of such fire or other casualty either (1) elect to repair or restore such damage, this Lease continuing in full force and effect, or (2) terminate this Lease as of a date specified in such notice, which date shall not be less than thirty (30) days after the date such notice is given. If such fire or other casualty shall have damaged the Premises or common areas necessary to Tenant's occupancy, and if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's employees, contractors, invitees or licensees, then during the period the Premises are rendered unusable by such damage for the Permitted Uses stated herein, Tenant shall be entitled to a reduction in rent in the proportion that


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the area of the Premises rendered unusable by such damage bears to the total area of the Premises. Landlord shall not be required to repair any injury or damage or to make any repairs or replacements of any improvements installed in the Premises by or for Tenant, other than Landlord's work under Exhibit C, and Tenant shall, at Tenant's sole cost and expense, repair and restore its portion of such improvements. If more than fifty percent (50%) of the Premises is rendered unusable by fire or other casualty and Landlord advises Tenant that in Landlord's opinion such damage cannot be repaired within sixty (60) days, Tenant may, upon notice to Landlord, terminate this Lease. A total destruction of the Building shall automatically terminate this Lease. Tenant hereby waives California Civil Code sections 1932(2) and 1933(4) providing for termination of hiring upon destruction of the thing hired.

                 12. INDEMNIFICATION AND INSURANCE; SUBROGATION

      (a) Tenant hereby waives all claims against Landlord for damage to any property or injury, illness or death of any person in, upon or about the Premises and/or the Building arising at any time and from any cause whatsoever other than by reason of the active negligence or willful act of Landlord, its employees or contractors. Tenant shall hold Landlord harmless and defend Landlord against any and all claims or liability for any damage to any property or injury, illness or death of any person: (1) occurring in or about the Premises or any part thereof arising at any time and from any cause whatsoever other than by reason of the active negligence or willful act of Landlord, its employees or contractors, and (2) occurring in or about any part of the Building other than the Premises when such damage, injury, illness or death shall have been caused in whole or in part by the act, neglect, omission or fault of Tenant, its agents, servants, employees, contractors, invitees or licensees. The provisions of this paragraph 12 shall survive the termination of this Lease.

      (b) Tenant shall, at its sole cost and expense, obtain and keep in force during the Term fire and extended coverage insurance on Tenant's improvements, fixtures, furnishings and equipment in and upon the Premises in an amount not less than one hundred per cent (100%) of the full replacement cost (without deduction for depreciation) thereof. All amounts received from the insurance specified in this subparagraph 12(b) shall first be applied to the payment of the cost of repair or replacement of any of Tenant's improvements, fixtures, furnishings and equipment that were damaged or destroyed, or, if this Lease terminates prior to such repair or replacement being made, paid over to Landlord to the extent that the improvements or fixtures damaged or destroyed would have become Landlord's property pursuant to paragraph 10 hereof.

      (c) Tenant shall, at its sole cost and expense, obtain and keep in force during the Term hereof M Comprehensive or Commercial General Liability Insurance (Bodily Injury and Property Damage), including Contractual Liability to cover liability assumed under this Lease, with a limit of liability of not less than one million dollars ($1,000,000) per occurrence for injury to, illness of, or death of persons or for damage to property occurring in, upon or about the Premises or the Building. All such insurance shall insure the performance by Tenant of the indemnity agreement set forth in subparagraph 12(a) hereof.

      (d) All insurance required under this paragraph 12 and all renewals thereof shall be issued by such responsible companies qualified to do and doing business in the State of California as may be approved by Landlord. Each policy shall expressly provide that the policy


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shall not be cancelled or altered without thirty (30) days' prior written notice to Landlord. All insurance under this paragraph 12 shall name Landlord as an additional insured, shall be primary and noncontributing with any insurance which may be carried by Landlord, and shall expressly provide that Landlord, although named as an insured, shall nevertheless be entitled to recover under the policy for any loss, injury or damage to or suffered by Landlord, its employees and contractors. Upon the issuance thereof, each such policy or a duplicate or certificate thereof shall be delivered to Landlord for its retention. In the event that Tenant shall fall to insure or shall fail to furnish to Landlord upon notice to do so, any such policy, duplicate policy or certificate as herein required, Landlord may from time to time effect such insurance for the benefit of Tenant or Landlord or both of them for a period not exceeding one year, and any premium paid by Landlord shall be recoverable from Tenant as additional rent on demand.

      (e) Tenant waives on behalf of its insurers under all policies of fire, theft, public liability, workers' compensation and other insurance now or hereafter existing during the Term hereof and purchased by it insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, all rights of subrogation which any insurer might otherwise have to any claims of Tenant against Landlord. Landlord waives on behalf of its insurers under all policies of fire, theft, public liability, workers' compensation and other insurance now or hereafter existing during the term hereof and purchased by it insuring or covering the Building or any portion or the contents thereof, or any operations therein, all rights of subrogation which any insurer might otherwise have to any claims of Landlord against Tenant in excess of the limits of any insurance Tenant is required to carry pursuant to this paragraph. Landlord and Tenant shall each, prior to or immediately after the execution of this Lease, procure from each of the insurers under all policies of fire, theft, public liability, workers' compensation and other insurance now or hereafter existing during the term hereof and purchased by either of them insuring or covering the Building or the Premises, or any portion or any contents thereof, or any operations therein, a waiver of all rights of subrogation which the insurer might otherwise have as against the other, to the extent required by this subparagraph 12(e).This subparagraph shall not be construed to require of Landlord or Tenant any insurance coverage not otherwise required by this Lease nor to waive any rights of recovery that either Landlord or Tenant may have directly against the other to the extent that any loss or damage giving rise to any such right of recovery is not actually covered by insurance.

                          13. ASSIGNMENT AND SUBLETTING

      Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, assign or hypothecate this Lease or any Interest herein or sublet the Premises or any part thereof, or permit the use or occupancy of the Premises by any person other than Tenant, its wholly owned subsidiaries, employees, invitees or licensees. A consent by Landlord to any one assignment or subletting shall not constitute a consent to any other or subsequent assignment or subletting. Tenant shall provide Landlord with a copy of any assignment of this Lease or any sublease of the Premises and a copy of any document pursuant to which any such assignment or sublease may be made. Tenant shall pay or deliver over to Landlord, as additional rent hereunder, any and all consideration received by Tenant in respect of any such assignment and any and all amounts received under any such sublease in excess of the rent due under this Lease attributable to such portion of the Premises as is covered by such sublease and any and all other consideration received by Tenant in respect of any such sublease.


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                          14. LANDLORD'S RIGHT OF ENTRY

      Landlord may enter the Premises at any reasonable time and upon notice to Tenant except in the event of an emergency, to (i) inspect the Premises, (ii) exhibit the Premises to prospective purchasers, lenders or tenants, (Iii) determine whether Tenant is complying with all its obligations hereunder, (iv) supply janitorial services, (v) post notices, (vi) make repairs, (vii) decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy if Tenant vacates the Premises prior to the expiration of the Term, and (viii) take any other measures, including inspections, repairs, alterations, additions and improvements to the Premises or to the Building as may be necessary or desirable for the safety, protection or preservation of the Premises, the Building or the Vaca Valley Business Park. Any such entry shall be for a reasonable period only and, if Tenant has not vacated the Premises, cause as little interference to Tenant as reasonably possible. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry. Landlord shall at all times have and retain a key with which to unlock the Premises, and Landlord shall have the right to use any and all means which Landlord may deem proper in an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises, or any portion thereof.

                                    15. LIENS

      Tenant shall keep the Premises and the Building free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for protection from such liens, or to take any other action necessary to remove or discharge liens or encumbrances at the sole expense of Tenant.

                               16. EMINENT DOMAIN

      If all or any part of the Premises shall be taken as a result of the exercise of the power of eminent domain or agreement in lieu thereof, this Lease shall terminate as to the part so taken as of the date of taking, and, in the case of a partial taking, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the Premises by giving written notice to the other within thirty (30) days after such date. In the event of any taking, Landlord shall be entitled to any and all compensation, damages, income, rent, awards or interest therein whatsoever which may be paid or made in connection therewith, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease or otherwise. In the event of a partial taking of the Premises which does not result in a termination of this Lease, the monthly rent thereafter to be paid shall be equitably reduced.

                              17. EVENTS OF DEFAULT

      The occurrence of any one or more of the following events ("Event of Default") shall constitute a breach of this Lease by Tenant:


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      (a) If Tenant shall fail to pay any rent, or additional rent, or any other sum or charge payable by Tenant hereunder, when and as the same becomes due and payable; or

      (b) If Tenant shall fail to perform or observe any other term or provision hereof or of the rules and regulations specified in paragraph 8 hereof, and such failure shall continue for more than ten (10) days; or

      (c) If Tenant shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a petition in bankruptcy or shall be adjudicated a bankrupt or insolvent; or

      (d) If this Lease or any estate of Tenant hereunder shall be levied upon under any attachment or execution and such attachment or execution is not vacated within ten (10) days; or

      (e) If Tenant shall abandon the Premises.

                                  18. REMEDIES

      (a) If an Event of Default shall occur, Landlord at any time thereafter may give a written termination notice to Tenant and on the date specified in such notice, Tenant's right to possession shall terminate and this Lease shall terminate. Upon such termination Landlord may recover from Tenant:

            (i) The worth at the time of award of the unpaid rent which had been earned at the time of termination;

            (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided;

            (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

            (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease.

For the purpose of determining unpaid rent under clause (i), (ii) and (iii) above, the monthly rent reserved in this Lease shall be deemed to be the sum of the Base Rent due under paragraph 4 hereof and the additional rent last payable by Tenant under paragraph 5 hereof.

      (b) Even though Tenant has breached this Lease, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession pursuant to subparagraph (a) above, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover the rent as it becomes due. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession unless written notice of termination is given by Landlord to Tenant.

      (c) If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by Landlord and all necessary Incidental costs shall be deemed additional rent hereunder and shall be payable to Landlord on demand. Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of rent.

                        19. SUBORDINATION TO MORTGAGES

      At the option of Landlord, this Lease shall be subject and subordinate at all times to the lien of all mortgages and deeds of trust in any amount or amounts whatsoever which may now exist or hereafter be placed on or against the Building or on or against Landlord's interest or estate therein and to any ground or other underlying lease, all without the necessity of having further instruments executed by Tenant to effectuate such subordination. Notwithstanding the foregoing, in the event of a foreclosure of any such mortgage or deed of trust or the termination of any such lease, this Lease shall not be terminated, nor will the possession of Tenant hereunder be disturbed, if Tenant shall not then be in default hereunder, and Tenant shall attorn to the purchaser at such foreclosure or the landlord under any such lease. Tenant agrees to execute, acknowledge and deliver upon demand such further instruments evidencing such subordination of this Lease to the lien of any such mortgages or deeds of trust or to any such lease as may reasonably be required by Landlord, its lender, its landlord, or the title insurer of its lender or landlord; provided, however, that Tenant's covenant to subordinate this Lease to mortgages or deeds of trust or ground or other underlying leases hereafter executed is conditioned upon each such senior instrument containing the commitment specified in the preceding sentence.

                               20. ATTORNEYS' FEES

      In the event of any legal or equitable action between Landlord and Tenant to enforce any provision of this Lease or to protect or establish any right or remedy of either Landlord or Tenant hereunder, the unsuccessful party shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees, incurred in such action or proceeding and in any appeal in connection therewith by such prevailing party, and any such costs, expenses and attorneys' fees shall be included in and as a part of any such judgment entered in favor of such prevailing party.

                                    21. SALE

      In the event the original Landlord hereunder, or any successor owner of the Building, shall sell or convey the Building, all liabilities and obligations on the part of the original Landlord accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner.

                            22. ESTOPPEL CERTIFICATE

      At any time and from time to time but on not less than ten (10) days' prior written request by Landlord, Tenant shall execute, acknowledge and deliver to Landlord, promptly upon request, a certificate certifying:

      (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified, and stating the date and nature of each modification);

      (b) the date, if any, to which rent and other sums payable hereunder have been paid;

      (c) that, except as stated, no notice has been received by Tenant of any default which has not been cured, except as to defaults specified in such certificate;

      (d) that, except as stated, Landlord is not in default hereunder; and

      (e) such other matters as may be reasonably requested by Landlord, any actual or prospective purchaser or mortgage lender.

Any such certificate may be relied upon by any actual or prospective purchaser, mortgagee or beneficiary under any deed of trust encumbering, or landlord under any ground or other underlying lease covering the Building or any part thereof.

                       23. NO LIGHT, AIR OR VIEW EASEMENT

      Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord.

                                24. HOLDING OVER

      If, without objection by Landlord, Tenant holds possession of the Premises after expiration of the Term, Tenant shall become a tenant from month to month upon the terms herein specified at two hundred percent (200%) of the then prevailing monthly rent paid by Tenant at the expiration of the Term pursuant to the provisions of paragraphs 4 and 5 hereof, payable in advance on or before the first day of each month. Each party shall give the other written notice at least thirty (30) days prior to the date of termination of such monthly tenancy of its Intention to terminate such tenancy.

                                 25. ABANDONMENT

      if Tenant shall abandon or surrender the Premises, or be dispossessed by process of law or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, and, at the option of Landlord, Landlord may sell or otherwise dispose of such personal property in any commercially reasonable manner.

                           26. TAXES PAYABLE BY TENANT

      In addition to the Base Rent and additional rent and other charges to be paid by Tenant hereunder, Tenant shall reimburse Landlord upon demand for any and all of the following, if payable by Landlord, whether or not now customary or within the contemplation of the parties hereto:

      (a) any and all taxes imposed upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, other than Building Standard Work under Exhibit C, regardless of whether title to such improvements shall be in Tenant or Landlord;

      (b) any and all taxes imposed upon, measured by or reasonably attributable to the Base Rent and additional rent payable hereunder, or either of them, including, without limitation, any gross income tax or excise tax levied by the City of Vacaville, the County of Solano, the State of California, the Federal Government or any other governmental body with respect to the receipt of such rent, but excluding any net income taxes;

      (c) Any and all taxes imposed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; and

      (d) Any and all taxes imposed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. In the event that it shall not be lawful for Tenant to so reimburse Landlord, the monthly rent payable to Landlord under this Lease shall be revised to net Landlord the same net rent after imposition of any such tax upon Landlord as would have been payable to Landlord prior to the imposition of any such tax. All taxes payable by Tenant under this paragraph 26 shall be deemed to be, and shall be paid as, additional rent.

                                   27. WAIVER

      The waiver by Landlord or Tenant of any breach of any agreement, covenant, condition or provision herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other agreement, covenant, condition or provision herein contained, nor shall any custom or practice which may grow up between Landlord and Tenant in the administration of this Lease be construed to waive or to lessen the right of Landlord or Tenant to insist upon the performance by Landlord or Tenant in strict accordance with this Lease. The subsequent acceptance of rent hereunder by Landlord or the payment of rent by Tenant shall not be deemed to be a waiver of any preceding breach by Landlord or Tenant of any agreement, covenant, condition or provision of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's or Tenant's knowledge of such preceding breach at the time of acceptance or payment of such rent.

                                   28. NOTICES

      All notices and demands which may or are required to be given by either Landlord or Tenant to the other hereunder shall be deemed to have been fully given when made in writing and deposited in the United States mail, certified or registered, postage prepaid, and addressed as follows: to Tenant at Tenant's Address, or to such other place as Tenant may from time to time designate in a notice to Landlord, or delivered to Tenant at the Premises; to Landlord at Landlord's Address, or to such other place as Landlord may from time to time designate in a notice to Tenant. Tenant hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and notices thereunder the person in charge of or occupying the Premises at the time and if no person shall be in charge of or occupying the Premises, then such service may be made by attaching the service on the main entrance of the Premises.

                             29. COMPLETE AGREEMENT

      There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, letters of intent, agreements and understandings. There are no representations between Landlord and Tenant or between any real estate broker and Tenant other than those contained in this Lease. This Lease may not be amended or modified in any respect whatsoever except by an instrument in writing signed by Landlord and Tenant.

                                30. MISCELLANEOUS

      If there be more than one person or entity constituting the Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. Time is of the essence of this Lease and each and all of its provisions. The agreements, covenants, conditions and provisions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, executors, administrators, successors and assigns of the parties hereto. If any provision of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. This Lease shall be governed by and construed in accordance with the local law of the State of California, without regard to the principles of conflicts of law.

                             31. FINANCING CONDITION

      Landlord may obtain secured financing for the Building. If Landlord's lender should require, as a condition to such financing, either execution by Tenant of an agreement requiring Tenant to send such lender written notice of any default by Landlord under this Lease, giving such lender the right to cure such default until such lender has completed foreclosure and preventing Tenant from terminating this Lease unless such default remains uncured after foreclosure has been completed, or any modification of the agreements, covenants, conditions, or provisions of this Lease, or both of them, then Tenant agrees to execute and deliver such agreement and to modify the Lease as required by such lender; provided, however, that no such modification shall affect the length of the Term hereof or increase the rent payable by Tenant under paragraphs 4 and 5 hereof. If Tenant shall fail or refuse to execute any such agreement or modification within ten (10) days after receipt thereof, Landlord shall have the right, by giving written notice to Tenant, to terminate this Lease.

                             32. REAL ESTATE BROKERS

      Landlord and Tenant warrant and represent that Broker is the only broker or real estate agent Tenant has used in conjunction with this transaction and that Tenant has not authorized or employed, or acted by implication to authorize or to employ, any other real estate broker or agent to act for Tenant in connection with this Lease. Tenant shall hold Landlord harmless from and indemnify and defend Landlord against any and all claims by any real estate broker, agent or any other person, other than the Broker, for any commission, finder's fee or other compensation as a result of Tenant's entering into this Lease.

                             33. CORPORATE AUTHORITY

      If Tenant is a corporation, each person executing this Lease on behalf of Tenant does hereby covenant and warrant that (a) Tenant is duly incorporated and validly existing under the laws of its state of incorporation, (b) Tenant has and is qualified to do business in California, (c) Tenant has full corporate right and authority to enter into this Lease, and (d) each person signing this Lease on behalf of the corporation is duly authorized to do so.

                                  34. GUARANTY

      Intentionally deleted.

                                 35. LATE CHARGE

      Tenant acknowledges that late payment by Tenant to Landlord of Rent, additional rent or any other amount required to be paid under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which is extremely difficult and impracticable to ascertain. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by virtue of its debt obligations. Accordingly, if Tenant falls to make any of such payments within ten (10) days after such payment is due, Tenant shall pay an additional charge equal to the greater of
(i) interest on such payment, from the date due until paid at the lesser of (A) the "prime rate" of interest announced by the Bank of America N.T. & S. A. as in effect from day to day, plus five percent (5%) per annum, or (B) the maximum rate permitted by law; or (ii) $100.00.

                            36. CONFLICT OF INTEREST

      Conflicts of interest relating to this Lease are strictly prohibited. Except as otherwise expressly provided herein, neither Tenant nor any director, employee or agent of Tenant shall give to or receive from any director, employee or agent of Landlord any gift, entertainment or other favor of significant value, or any commission, fee or rebate. Likewise, neither Tenant nor any director, employee or agent of Tenant shall enter into any business relationship with any director or employee of Landlord or of Landlord's wholly owned subsidiaries, unless such person is acting for and on behalf of Landlord, without prior written notification thereof to Landlord. An independent auditor authorized by and paid for by Landlord may audit any and all records of Tenant for the sole purpose of determining whether there has been compliance with this paragraph.

                          37. TENANT REPRESENTATIONS

      If Tenant is a legal entity, Tenant hereby represents and warrants to Landlord that (i) such entity is duly organized and validly existing under the laws of the State of its formation and is qualified to do business in, and is in good standing under, the laws of the State of California; and 00 this Lease and all documents executed or to be executed by Tenant in connection herewith and which are to be delivered to Landlord will be duly authorized, executed, and delivered and will be legal, valid, and binding obligations of Tenant, and do not violate any provisions of any agreement or currently existing judicial order to which Tenant is a party or to which it is subject. Further, if requested by Landlord, either prior to or after Landlord's execution of this Lease, Tenant shall provide Landlord with certified evidence of the foregoing.

                                   38. RENEWAL

      Landlord grants to Tenant the option to extend the Term of this Lease for a single period of five (5) years, at Landlord's then current published rental rates and upon all other terms as detailed herein. Such option may only be exercised by written notice thereof from Tenant to Landlord prior to the fourth anniversary from the date hereof.

                               39. EXPANSION SPACE

      During the first five (5) years of the Term of this Lease and before Landlord leases any or all of the space as shown on the attached Exhibit F, contiguous to the Premises ("Expansion Space") to a third party, Landlord shall advise Tenant of Landlord's intent to lease such space. Tenant shall have a period of thirty (30) days from the date of such notice to advise Landlord if Tenant desires to enter into a lease for the same space. If Tenant advises Landlord that Tenant desires to lease the space, Landlord and Tenant shall execute a lease with terms similar to those contained herein (other than those terms contained in paragraphs 3, 39 and in Exhibit C) providing for a rental at Landlord's then current published rental rate for the Building and a term of years which shall terminate concurrently with this Lease. Such lease shall be effective not later than the thirtieth day following Landlord's receipt of Tenant's notification. If Tenant responds to Landlord's notice indicating that Tenant is not interested in leasing such space or if Tenant falls to respond to Landlord within such thirty (30) day period, Landlord shall not be obligated to notify Tenant of a pending lease in the Expansion Space for a period of one hundred eighty (180) days from the end of such thirty (30) day period.

                            40. ADDITIONAL PROVISIONS

      The Additional Provisions, if any, set forth in Exhibit H hereto are hereby incorporated in this Lease. In the event of any conflict between the body of this Lease and the Additional Provisions, the Additional Provisions shall control.

                                  41. EXHIBITS

      The following exhibits, Exhibit A (Plan Outlining the Premises), Exhibit B (Vaca Valley Business Park), Exhibit C (Work Agreement), Exhibit D (Rules and Regulations), Exhibit E (Guaranty), Exhibit F (Expansion Space), Exhibit G (Tenant's Trade Fixtures) and Exhibit H (Additional Provisions) are attached to this Lease and by this reference made a part hereof.

                                   42. PARKING

      Landlord shall provide three (3) non-exclusive parking spaces (within the Improved Area) for each 1,000 square feet of space (within the Premises) for the use of Tenant, its employees and guests. The use of such parking spaces is subject to the Rules and Regulations attached hereto.

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first hereinabove written.

                                       LANDLORD:
                                       Sepulveda Properties, Inc., a
                                       California corporation


                                       By /s/ S.J. Alata
                                          --------------------------------------
                                          Title: President

                                       TENANT:
                                       Biosource, a California corporation


                                       By /s/ Carlos A. Santacruz
                                          --------------------------------------
                                          Its: Chief Financial Officer

                                    EXHIBIT A

                                    PREMISES

                          (Blue Print of the premises)

                                    EXHIBIT B

                            VACA VALLEY BUSINESS PARK

         (See Attached Map of Vaca Valley Business Park outlined in red)

                   (Location Map of Vaca Valley Business Park)

                                    EXHIBIT C

                                 WORK AGREEMENT

      The undersigned, as Landlord and Tenant, respectively, are executing simultaneously with this Work Agreement, a written Lease covering premises as described in the Lease in the building located at 3333 Vaca Valley Parkway, Vacaville, California (the "Building"), and hereby attach this Work Agreement to said Lease as Exhibit C thereto.

      Landlord and Tenant mutually agree as follows:

                      1. TENANT'S PLANS AND SPECIFICATIONS

            (a) Except to the extent otherwise provided in subparagraphs 1.(b) and 1.(d) hereof, Landlord shall, at its sole cost and expense, furnish plans and specifications required for the performance of the work (hereinafter referred to as "Building Standard Work" and "Additional Improvements") hereinbelow described.

            (b) Tenant may request work (hereinafter referred to as "Building Non-standard Work") in lieu of or in addition to Building Standard Work. If Landlord approves such request, any plans and specifications required for such Building Non-standard Work shall be furnished, at Tenant's sole cost and expense, by Landlord's architects and engineers. Landlord's approval shall not be granted to change carpets, ceiling material, ceiling light fixtures, window coverings and any other items which in Landlord's judgment would be detrimental to the operation of the Building.

            (c) All plans and specifications referred to hereinabove in subparagraphs (a) and (b) are subject to Landlord's approval.

            (d) Any changes to the Building's standard mechanical and electrical systems requiring the approval of Landlord's engineers shall be subject to an approval fee equal to the actual cost to Landlord of the services performed by Its engineers.

            (e) When requested by Landlord's architects and engineers, Tenant shall furnish complete information respecting Tenant's requirements for the Premises. Complete plans, specifications and budgets shall be approved by Tenant within ten (10) days after delivery to Tenant for approval.

                            2. BUILDING STANDARD WORK

            (a) BUILDING STANDARD WORK AT LANDLORD'S EXPENSE. Landlord has established an allowance in the amount of $232,600.00 to provide Tenant with office and laboratory space. The "Building Standard Work" which shall be provided by Landlord up to such allowance includes:

      (a) Heating, ventilating and air conditioning system

      (b) Reasonable footage of interior partitions and doors

      (c) Wall covering

      (d) Acoustical ceilings

      (e) Ceiling lighting fixtures

      (f) Reasonable number of electric and telephone outlets

      (g) Carpeting

            (b) Additional Improvements. Landlord has established an allowance in the amount of up to $300,000.00 to provide additional improvements to the 5,100 square foot laboratory port I on of the Premises, in consideration of such improvements, Tenant agrees to pay to Landlord over the sixty (60) month Term of this Lease, the sum of $6,321.00 per month in advance, as additional rent hereunder. interest at the rate of ten percent (10%) per annum is included in such sum.

Any Building Non-standard Work will be paid for by Tenant as provided in paragraph 3 below.

           3. EXCESS BUILDING STANDARD AND BUILDING NOW STANDARD WORK

      Provided Tenant's plans and specifications are furnished by the date provided hereinabove in subparagraph i(e) hereof, and approved by Landlord, Landlord shall cause Tenant's "Building Non-standard Work" to be installed by Landlord's contractor. Tenant shall bear all costs for Building Non-standard Work. Prior to commencing any such work, Landlord shall submit to Tenant a written estimate of the cost thereof. If Tenant shall fail to approve any such estimate within ten (10) business days after submission thereof, such failure shall be deemed a disapproval thereof, and Landlord's contractor shall not proceed with such work. Tenant agrees to pay Landlord promptly upon being billed for its share of the cost of all Building Standard Work and such Building Non-standard Work. Landlord may require Tenant to deposit its portion of the estimated cost of such work with Landlord prior to the commencement of such work.

                   4. COMPLETION AND RENTAL COMMENCEMENT DATE

      When Landlord's architect has furnished Landlord with a certificate that the work to be done by Landlord pursuant to paragraphs 2 and 3 above has been substantially completed, the Premises will be deemed complete for all purposes under the Lease. If Tenant has not yet occupied the Premises, Tenant's obligation to pay rent shall not commence until Landlord's architect has furnished such certificate; provided, however, that if Landlord shall be delayed in substantially completing such work as a result of:

            (i) Tenant's failure to furnish information so that plans and specifications can be completed in accordance with the date specified hereinabove in subparagraph 1.(e), or

            (ii) Tenant's request for materials, finishes or installations other than Landlord's "Building Standard Work," or

            (iii) Tenant's changes I n the plans and specifications approved by him after their submission to Landlord in accordance with the date specified in subparagraph 1.(e) hereinabove, or

            (iv) Tenant's failure to approve the above estimates submitted by Landlord to Tenant covering Building Non-standard Work, pursuant to paragraph 3 above.

then the commencement of rent under said Lease shall be accelerated by the number of days of such delay.

                                       LANDLORD:
                                       Sepulveda Properties, Inc., a
                                       California corporation


                                       By /s/  S. J. Alata
                                          --------------------------------------
                                          Its: President

                                       TENANT:
                                       Biosource, a California corporation


                                       By /s/  Carlos A. Santacruz
                                          --------------------------------------
                                          Its: Chief Financial Officer


      Landlord and Tenant hereby agree to the foregoing.

                                    EXHIBIT D

                              RULES AND REGULATIONS

      1. The sidewalks, halls, passages, exits, entrances, and stairways of the Building shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances and stairways are not for the general public and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee, Invitee, or licensee of any tenant shall go upon the roof of the Building. Landlord shall have the right any time without the same constituting an actual or constructive eviction and without incurring any liability to any tenant therefore to change the arrangement and/or location of entrances or passageways, doors or doorways, corridors, stairs, toilets or other common areas of the Building.

      2. No sign, placard, picture, name, advertisement or notice visible from the exterior of any tenant's premises shall be inscribed, painted, affixed or otherwise displayed by any tenant on any part of the Building without the prior written consent of Landlord. Landlord shall adopt and furnish to tenants general guidelines relating to signs inside the Building. Tenant agrees to conform to such guidelines, as adopted. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of the requesting tenant by a person or company approved by Landlord. Material visible from outside the Building will not be permitted.

      3. Neither the leased premises nor the Building shall be used for lodging. No cooking shall be done or permitted in the Building except the private use by a tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such use is in accordance with all applicable Federal, state and municipal laws, codes ordinances, rules and regulations.

      4. No tenant shall cause any unnecessary labor or expense by reason of such tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to any tenant for any loss of property on or from the Building however occurring, or for any damage done to the effects of any tenant by the janitor or any other employee or any other person.

      5. Landlord shall furnish each tenant free of charge with two keys to each door lock provided in the Premises by Landlord. Landlord may make a reasonable charge for any additional keys. No tenant shall have any such keys copied or any keys made. No tenant shall alter any lock or install a new or additional lock or any bolt on any door of its premises. Each tenant, upon the termination of its lease, shall deliver to Landlord all keys to doors in the Building.

      6. Landlord may designate an appropriate entrance for deliveries or other movement to or from the Premises of equipment, materials, supplies, furniture or other property, and no tenant shall use any other entrances for such purposes. Landlord shall have the right to prescribe the maximum weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on a platform of such thickness as is necessary to properly distribute the weight. Landlord shall not be responsible for loss of or damage to any such property from any cause, and all damage done to the Building by moving or maintaining such property shall be repaired at the expense of Tenant.

      7. No tenant shall use or keep in Its premises or the Building any inflammable or combustible material other than limited quantities thereof reasonably necessary for the operation or maintenance of office equipment. No tenant shall use any method of heating or air conditioning other than that supplied by Landlord. No tenant shall use or keep any foul or noxious gas or substance in its premises, or permit or suffer such premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other tenants or those having business in the Building, nor shall any animals or birds be brought or kept in any tenant's premises or the Building.

      8. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name or street address of the Building.

      9. Landlord reserves the right to exclude from the Building between the hours of 7:00 P.M. and 7:00 A.M. and at all hours on Saturdays, Sundays and legal holidays all persons who do not present identification acceptable to Landlord. Each tenant shall provide Landlord with a list of all persons authorized by such tenant to enter its premises and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person in the case of riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by such action as Landlord may deem appropriate, including closing doors.

      10. A directory of the Building shall be provided for the display of the name and location of tenants. Landlord reserves the right to restrict the amount of directory space utilized by any tenant.

      11. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any window of the Building without the prior written consent of Landlord. In any event, with the prior written consent of Landlord, such items shall be installed on the office side of Landlord's standard window covering and shall in no way be visible from the exterior of the Building.

      12. Each tenant shall ensure that the doors of its premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before such tenant or its employees leave such premises so as to prevent waste or damage, and for any default or carelessness in this regard, each tenant shall be liable for any and all injuries sustained by the other tenants or occupants of the Building or Landlord. In the common area corridors, all tenants shall keep the doors to the Building corridors closed at all times except for ingress and egress.

      13. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed. No foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees, invitees or licensees thereof who have caused such problem.

      14. Except with the prior written consent of Landlord, no tenant shall sell at retail newspapers, magazines, periodicals, theatre or travel tickets or any other goods or merchandise to the general public in, on or from its premises, nor shall any tenant carry on or permit or allow any employee or other person to carry on the business of stenography, typewriting, printing or photocopying or any similar business in or from its premises for the service or accommodation of occupants of any other portion of the Building. No premises of any tenant may be used for any business or activity other than that specifically provided for in such tenant's lease.

      15. No tenant shall install any device on the roof or exterior walls of the Building. No television, radio, recorder or other sound amplification device shall be played in such a manner as to cause a nuisance to any other tenant.

      16. No other vehicles of any kind shall be brought into the Building.

      17. Each tenant shall store all its trash and garbage within its premises. No material shall be placed in the trash boxes or receptacles if it may not be disposed of in the ordinary and customary manner.

      18. Canvassing, soliciting, distribution of handbills or any other written material, and peddling in the Building are prohibited.

      19. The requirements of tenants shall be attended to only upon application in writing to Landlord. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

      20. Landlord may waive any of these Rules and Regulations for the benefit of any particular tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

      21. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or In part, the agreements, covenants, conditions and provisions of any lease of premises in the Building.

      22. Landlord reserves the right to amend these Rules and Regulations or to make such other rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building and for the preservation of good order therein.

                                    EXHIBIT E

                                    GUARANTY

                            Intentionally left blank.

                                    EXHIBIT F

                                 EXPANSION SPACE

                               (see attached plan)

                         (Blue Print of Expansion Space)

                                    EXHIBIT G

                             TENANT'S TRADE FIXTURES

Landlord and Tenant acknowledge that during the Term of this Lease, Tenant may need to use certain personal property and to install certain fixtures in the Premises which are unique to Tenant's business, the installation of some of which may require physical attachment to the Premises, but which may be removed without damaging the Premises ("Trade Fixtures"). In the event Landlord supplies any personal property or Trade Fixtures to Tenant for Tenant's use in the Premises, such personal property and Trade Fixtures shall become the property of Tenant upon the expiration of the Term of this Lease as stated herein, provided Tenant is not then in default of any of the terms of this Lease. All personal property and Trade Fixtures not becoming the property of Tenant as provided above shall be returned to Landlord upon the expiration or termination of this Lease in good condition (subject to reasonable wear and tear) and as otherwise provided in Paragraph 10 of this Lease. Any personal property and Trade Fixtures provided by Landlord and the Trade Fixtures supplied by Tenant are listed below.

Those Trade Fixtures supplied by Tenant as listed below shall remain the property of Tenant upon the expiration or termination of this Lease.

These lists may be modified at any time and from time to time by the mutual written agreement of the parties hereto.


Personal Property and Trade Fixtures supplied by Landlord:



Trade Fixtures Supplied by Tenant:

                  FIRST AMENDMENT TO VACA VALLEY BUSINESS PARK
                                  OFFICE LEASE


I.      Parties

        The parties to this First Amendment to Vaca Valley Business Park Office Lease ("Amendment") are Mission -Messenger Vacaville General Partnership, a California general partnership ("Landlord"), successor-in-interest to Sepulveda Properties, Inc., a California corporation ("Original Landlord"), and Biosource Genetics Corporation, a California corporation ("Tenant").

II.     Recitals

        A. On or about October 15, 1987, Original Landlord entered into that certain Vaca Valley Business Park Office Lease ("Lease") for a building located on certain property at 3333 Vaca Valley Parkway, Vacaville, California. Subsequent thereto, Landlord acquired Original Landlord's interest in the Lease.

        B. The parties deem it to be in their mutual best interest to amend the Lease as set forth herein.

        C. Except as otherwise provided in this Amendment, all capitalized terms as used herein shall have the same meaning as in the Lease.

III.    Amendment

        For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and the mutual covenants and promises contained herein, the parties agree as follows:

        A. Premises. The first three lines of the definition of "Premises" in
Section I of the Lease entitled "Lease Summary" are deleted in its entirety and the following is inserted in its place and stead: "The interior space shown outlined in red on the floor plan of the Building attached hereto as Exhibit "A" and incorporated herein by reference (containing approximately 12,583 square feet); including, the appurtenant right to use, in common with others, the . . ."

        B. Base Rent. The Base Rent as defined on page 2 of the Lease, shall be $10,808.80 per month beginning on July 1, 1989. The Base Rent shall continue to be subject to adjustment according to the provisions of Section 4 of the Lease.

        C. Tenant's Share. Tenant's Share, as defined on page 2 of the Lease, shall be 26.6% of the Improved Area.

        D. Tenant Improvements. The Lease shall be amended and supplemented by the addition of Section 43 as follows:

            "43. Tenant Improvement Allowance.


                                First Amendment

            (a) Landlord shall construct, install, and pay an amount not to exceed $65,580 for standard tenant improvements ("Tenant Improvement Allowance"). The Tenant Improvement Allowance shall be used for the preparation by Landlord's architect and/or space planner for plans and working drawings for the tenant improvements described on Exhibit "B" attached hereto and incorporated herein by reference ("Tenant Improvements") and for construction of the Tenant Improvements by a general contractor mutually acceptable to Landlord and Tenant. No portion of the Tenant Improvement Allowance may be used for furnishings and/or trade fixtures or any item that may be removable by Tenant upon the expiration of the term of the Lease. Landlord shall deliver to Tenant cost estimates of any proposed Tenant Improvements. If Tenant has not objected to such cost estimates within ten (10) days of receipt of such cost estimates, such cost estimates shall be deemed approved. In the event that Tenant approves or is deemed to have approved a cost estimate in an amount less than the Tenant Improvement Allowance, Tenant shall not be entitled to any credit or reduction in Basic Rent. If Tenant disapproves the estimate Landlord shall not proceed with the Tenant Improvements, but Landlord and Tenant shall thereafter cooperate to amend the plans and specifications for the Premises as necessary to obtain Tenant's approval for the costs thereof.

            (b) Landlord shall construct, install, and pay for the cost of non-standard tenant improvements (included in Exhibit "B" attached hereto and incorporated herein by reference) up to an amount of $140,000 ("Additional Cost"); provided, however, that Tenant shall reimburse Landlord for such Additional Cost, in equal monthly installments, by an amount sufficient to return to Landlord the Additional Cost amortized over the remaining term of the Lease and interest on the outstanding principal balance of the Additional Cost at 11-1/2% per year. (By way of example only, if the Additional Cost is $100,000 and the remaining term of the Lease is thirty-six (36) months, the monthly installments for the Additional Cost owed by Tenant would be $3,297.60.) Notwithstanding any provision herein, the Additional Cost and all accrued interest thereon is immediately due and payable upon the termination or expiration of the Lease. Any late payment of Additional Cost by Tenant shall be subject to Section 35 of the Lease (entitled "Late Charge"). Any amount in excess of the $140,000 shall be paid by Tenant within ten (10) days of receipt of a bill for such amount. At Landlord's option, work on Tenant Improvements may be halted pending the curing of any default under the Lease or Amendment.

            (c) By July 1, 1989, Landlord shall construct or install the improvements shown in Exhibit B on the Premises in accordance with Tenant's specifications and specifications of Landlord's architect.

            (d) If the improvements set forth in Exhibit B are not substantially completed by July 1, 1989, or if Landlord for any reason whatsoever cannot deliver possession of the portion of the Premises covered by Exhibit B by July 1, 1989, then all increases in Rent including the Expense Stop, Operating Expenses and reimbursements of Additional Costs required by subsections B, C, and D of Section III of this Amendment shall be waived until such time as Landlord can deliver possession."

        E. Governing Provisions. In all other respects, the Lease shall remain unchanged and in full force and effect. If there is a conflict between the terms and conditions of this Amendment and the terms and conditions of the Lease, the terms and conditions of this Amendment shall govern.


                                First Amendment-2

        F. Attorneys' Fees. Should any party retain counsel to enforce any of the provisions of this Amendment or protect its interest in any matter arising hereunder, the losing party in any action shall pay to the prevailing party all costs, damages, and expenses incurred by the prevailing party, including without limitation, attorneys' fees and costs incurred in connection therewith.

            This Amendment is executed as of the day and year first above written.

        This Amendment is executed as of the day and year first above written.

Landlord:

Mission-Messenger Vacaville
General Partnership

By:     Messenger Partnership XIV, L.P., a California Limited Partnership

        By: Messenger Investment Company, a California corporation, General Partner


                         By:   /s/ William S. Messenger
                               -------------------------------------------
                         Its:  President
                               -------------------------------------------

        By:              Mission Land Company, a California Corporation
                         By:   /s/ Robert E. Umbaugh
                               -------------------------------------------
                         Its:  President
                               -------------------------------------------


Biosource Genetics Corporation, A California corporation

By:   /s/ David R. Mc Gee
      -------------------------------------------
Its:  Chief Operating Officer
      -------------------------------------------


                                First Amendment-3

                                    EXHIBIT A


                                   Exhibit A-1

                           (Overview of Parkway Plaza)


                                   Exhibit A-2

                  SECOND AMENDMENT TO VACA VALLEY BUSINESS PARK
                                  OFFICE LEASE


I.      Parties

        The parties to this Second Amendment dated January 31, 1991 to Vaca Valley Business Park Office Lease ("Amendment") are Mission-Messenger Vacaville General Partnership, a California general partnership ("Landlord"), successor-in-interest to Sepulveda Properties, Inc., a California corporation ("Original Landlord"), and Biosource Genetics Corporation, a California corporation ("Tenant").

II.     Recitals

        A. On or about October 15, 1987, Original Landlord entered into that certain Vaca Valley Business Park Office Lease ("Lease") for a building located on certain property at 3333 Vaca Valley Parkway, Vacaville, California. Subsequent thereto, Landlord acquired Original Landlord's interest in the Lease,

        B. On or about July 1, 1989 the parties entered into the First Amendment to Vaca Valley Business Park Office Lease.

        C. The parties deem it to be in their mutual best interest to amend the Lease as set forth herein.

        D. Except as otherwise provided in this Amendment, all capitalized terms as used herein shall have the same meaning as in the Lease.

III.    Amendment

        For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and the mutual covenants and promises contained herein, the parties agree as follows:

        A. Premises. The first three lines as amended of the definition of "Premises" in Section 1 of the Lease entitled "Lease Summary" are deleted in its entirety and the following is inserted in its place and stead: "The interior space shown outlined in red on the floor plan of the building attached hereto as Exhibit "A" and incorporated herein by reference (containing approximately 15,367 square feet); including the appurtenant right to use, in common with others, the ..."

        B. Base Rent. The Base Rent as defined on page 2 of the Lease, shall be $12,902.53 per month beginning on March 15,1992 or as otherwise dictated by section Ill paragraph D, subparagraphs (b) and (c) of this amendment. The Base Rent shall continue to be subject to adjustment according to the provisions of
Section 4 of the Lease.

        C. Additional Rent: In addition to Base Rent, there shall be Additional Rent of $130.84 per month beginning on March 15, 1992 and extending through December 15, 1992,


                                Second Amendment

        D. Tenant's Share. Tenant's Share, as defined on page 2 of the Lease, shall be 32.32% of the Improved Area.

        E. Tenant Improvements.

           (a) Landlord shall construct, install, and pay for tenant improvements. The Tenant Improvements shall include the preparation by Landlord's architect and/or space planner for plans and working drawings for the tenant improvements described on Exhibit "B" attached hereto and incorporated herein by reference ("Tenant Improvements") and permits and construction of the Tenant Improvements by a contractor mutually acceptable to Landlord and Tenant. Landlord shall deliver to Tenant for approval the plans for any proposed Tenant Improvements. If Tenant has not objected to such plans within five (5) days of receipt of such, said plans shall be deemed approved. If Tenant disapproves the plans, Landlord and Tenant shall thereafter cooperate to amend the plans and specifications for the Premises as necessary to obtain Tenant's approval thereof.

           (b) Provided tenant has finally approved the plans and specifications by no later than February 15, 1992, Landlord shall construct or install the improvements shown in Exhibit B on the Premises on or before March 15, 1992.

           (c) If the improvements set forth in Exhibit B are not substantially completed by March 15, 1992, or if Landlord for any reason whatsoever cannot deliver possession of the Premises covered by Exhibit B by March 15, 1992, then all increases in Rent including the Expense Stop and Operating Expenses required by subsections B and C of Section III of this Amendment shall be waived until such time as Landlord can deliver possession.

        F. Governing Provisions. In all other respects, the Lease shall remain unchanged and in full force and effect. If there is a conflict between the terms and conditions of this Amendment and the terms and conditions of the Lease, the terms and conditions of this Amendment shall govern.

        G. Attorneys' Fees. Should any party retain counsel to enforce any of the provisions of this Amendment or protect its interest in any matter arising hereunder, the losing party in any action shall pay to the prevailing party all costs, damages, and expenses incurred by the prevailing party, including without limitation, attorneys' fees and costs incurred in connection therewith.

        This Amendment is executed as of the day and year first above written.

Landlord:

Mission-Messenger Vacaville
General Partnership

By:     Messenger Partnership XIV, L.P., a California Limited Partnership

        By: Messenger Investment Company, a California corporation, General Partner


                               Second Amendment-2

                         By:   /s/ William S. Messenger
                               -------------------------------------------

                         Its:
                               -------------------------------------------
                                              President
Tenant

Biosource Genetics Corporation, A California corporation

By:   /s/ David R. McGee
      -------------------------------------------
Its:      Vice President
      -------------------------------------------


                               Second Amendment-3

                                    EXHIBIT A


                                   Exhibit A-1

                 (Visual Schematic of Interchange Business Park)


                                   Exhibit A-2

                                    EXHIBIT B


1.      Plans and working drawings.

2.      Building permits.

3. Re-key two (2) existing door locks to the sub-master lock system assigned to Biosource.

4.      Install two (2) illuminated exit signs over existing doors.

5. Install four (4) chain hung single tube fluorescent light fixtures. Said lights to be powered from the existing Biosource electric meter.

6.      Install wall mounted switching for lighting at each exit door.

7. Install one (1) duplex wall outlet to be located on the existing north partition walls. Said outlet to be powered from the existing Biosource electric meter.

8. Install one (1) fire alarm pull station if so required by the Vacaville Fire Department.

9.      Install ceiling insulation.

10. Install one (1) set of double doors on the north wall of the expansion space, providing access to the existing space.

11. Provide full height demising wall on the north and west side of the leased space.

12.     Provide one recessed fire extinguisher box.


                                   Exhibit B-1

            THIRD AMENDMENT TO VACA VALLEY BUSINESS PARK OFFICE LEASE

             BETWEEN MISSION-MESSENGER VACAVILLE GENERAL PARTNERSHIP

                       AND BIOSOURCE GENETICS CORPORATION

I.      Parties

        The parties to this Third Amendment dated June 30,1992 to Vaca Valley Business Park Office Lease ("Amendment") are Mission-Messenger Vacaville General Partnership, a California general partnership ("Landlord"), successor-in-interest to Sepulveda Properties, Inc., a California corporation ("Original Landlord"), and Biosource Genetics Corporation, a California corporation ("Tenant").

II.     Recitals

        A. On or about October 15, 1987, Original Landlord entered into that certain Vaca Valley Business Park Office Lease ("Lease") for a building located on certain property at 3333 Vaca Valley Parkway, Vacaville, California. Subsequent thereto, Landlord `acquired Original Landlord's interest in the Lease.

        B. On or about July 1, 1989 the parties entered into the First Amendment to Vaca Valley Business Park Office Lease.

        C. On or about January 31, 1992 the parties entered into the Second Amendment to Vaca Valley Business Park Office Lease.

        D. The parties deem it to be in their mutual best interest to amend the Lease as set forth herein.

        E. Except as otherwise provided in this Amendment, all capitalized terms as used herein shall have the same meaning as in the Lease, as amended. References to the Lease herein shall mean the Lease as previously amended.

III.    Amendment

        For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and the mutual covenants and promises contained herein, the parties agree as follows:

        A. Base Rent: Notwithstanding anything contained in the Lease to the contrary, the Base Rent as defined on page 2 of the Lease shall be $12,293.60 per month beginning January 1, 1993 and shall remain the same for the balance of the term of the Lease.

        B. Abatement: Base Rent for the period commencing July 1, 1992 and continuing through December 31, 1992 shall be abated, subject to Tenant's timely payment and performance of all its other obligations under the Lease.

        C. Operating Costs Adjustments: The first sentence of Section 5(a) of the Lease entitled "Operating Costs Adjustments" is hereby deleted in its entirety and the following is


                                Third Amendment
inserted in its place and stead: "Tenant shall pay Tenant's Share of "Operating Expenses" of $0.27/SF with no escalations; to the extent that actual Tenant's Share exceeds $0.27/SF, Tenant will not be responsible for excess Operating Expenses; to the extent that actual Tenant's Share of Operating Expenses are less than $0.27/SF, Landlord will accrue such excess balance into a building reserve fund; if at the termination of the lease funds are still available in the building reserve fund, said excess will be reimbursed to the Tenant."

        Paragraph (b) and (c) in Section 5 entitled "Operating Costs Adjustments" is deleted in its entirety.

        D. Term: The Term of the Lease is hereby extended for five (5) additional years, and is to expire on the Expiration Date set forth below.

        E. Expiration Date: The Expiration Date as defined on page 2 of the Lease shall be December 31, 1997.

        F. Early Termination: Provided Tenant is not then in default hereunder, Tenant shall be granted a right to terminate the Lease subject to the following conditions:

        (1) Tenant shall provide to Landlord not less than the number of full calendar months prior written notice ("Termination Notice") applicable with respect to such termination as specified on Exhibit "A" attached hereto; provided that such notice shall not be served upon Landlord prior to July 1, 1995.

        (2) Tenant shall pay to Landlord upon delivery of said written Termination Notice the equivalent of six (6) months Base Rent hereunder (i.e., $73,761.60) as compensation for such early termination of the lease;

        (3) In the event that the Termination Date would occur after June 30, 1997, pursuant to the above notification, Tenant shall pay to Landlord an amount equal to the Monthly Base Rent multiplied by the number of full or partial months remaining in the Term as compensation for the early termination of the Lease, as specified on Exhibit "A" attached hereto;

        (4) Attached as Exhibit "A", and incorporated into this Amendment, is a table evidencing the required notification period and the applicable termination fee for any early termination hereunder.

        G. Governing Provisions: In all other respects, the Lease shall remain unchanged and in full force and affect. If there is a conflict between the terms and conditions of this Amendment and the terms and conditions of the Lease, the terms and conditions of this Amendment shall govern.

        H. Attorney's Fees: Should any party retain counsel to enforce any of the provisions of this Amendment or protect its interest in any matter arising hereunder, the losing party in any action shall pay to the prevailing party all costs, damages, and expenses incurred by the prevailing party, including without limitation, attorneys' fees and costs incurred in connection therewith.



                                Third Amendment-2

        This Amendment is executed as of the day and year first above written.

Landlord:

Mission-Messenger Vacaville
General Partnership, a California General Partnership

By: Messenger Partnership XIV, L.P., a California Limited Partnership, General Partner

        By: Messenger Investment Company, a California corporation, General Partner


                               By:   /s/ William S. Messenger, Jr.
                                     -------------------------------------------
                                              William S. Messenger, Jr.
                               Its:
                                     -------------------------------------------
                                                      President

Tenant

Biosource Genetics Corporation, A California corporation

                 By:   /s/ Kevin J. Ryan
                       -------------------------------------------
                                     Kevin J. Ryan
                 Its:
                       -------------------------------------------
                           President and Chief Operating Officer


                                Third Amendment-3

                                    EXHIBIT A


                  BIOSOURCE GENETICS EARLY TERMINATION SCHEDULE

                                                                                  APPLICABLE TERMINATION
   MONTH DURING WHICH TERMINATION           REQUIRED NOTIFICATION                  FEE (NUMBER OF MONTHS
       NOTICE IS TO BE GIVEN                     (IN MONTHS)                      OF BASE RENT TO BE PAID)

         Prior to June 1995           *** No early termination option ***
     July 1995 - September 1996                      9                                    6
            October 1996                             9                                    6
           November 1996                             8                                    6
           December 1996                             7                                    6
            January 1997                             6                                    6
           February 1997                             5                                    6
             March 1997                              4                                    6
             April 1997                              3                                    6
              May 1997                               2                                    6
             June 1997                               1                                    6
             July 1997                               1                                    5
            August 1997                              1                                    4
           September 1997                            1                                    3
            October 1997                             1                                    2
           November 1997                             1                                    1
           December 1997                             1                                    0


                                   Exhibit A-1

                            FOURTH AMENDMENT TO LEASE


        THIS FOURTH AMENDMENT TO LEASE (this "AMENDMENT") is made and entered into as of November 22, 1995, by and between MISSION VACAVILLE LIMITED PARTNERSHIP, a California limited partnership ("LANDLORD"), and BIOSOURCE GENETICS CORPORATION, a California corporation ("TENANT"), with reference to the following Recitals:

                                   BACKGROUND

            A. Landlord (as successor in interest to Sepulveda Properties, Inc.) and Tenant are currently parties to the Vaca Valley Business Park Office Lease dated as of October 15, 1987, as amended by the First Amendment thereto dated as of July 1, 1989, the Second Amendment thereto dated as of January 1, 1992, and the Third Amendment thereto dated as of June 30, 1992 (as amended, the "LEASE"), pursuant to which Tenant currently leases certain office space within the Interchange Business Park - Vacaville, at 3333 Vaca Valley Parkway, Vacaville, California 95688, which space is more particularly described in the Lease (the "PREMISES").

            B. Tenant now desires to expand the Premises by leasing from Landlord approximately 3,400 additional square feet in the Building currently identified as Suite 700 and more particularly described on the floor plan attached hereto as Exhibit A (the "EXPANSION SPACE"). Landlord has agreed to lease the Expansion Space to Tenant on the terms and conditions of the Lease and this Second Amendment.

            NOW, THEREFORE, in consideration of the foregoing Recitals, the agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

        1. DEFINITIONS. All initially capitalized terms not otherwise defined herein shall have the meanings set forth in the Lease. From and after the date hereof, references to the Lease shall mean the Lease as amended hereby. In the event of any inconsistency between the terms of the Lease as amended to date and the terms of this Amendment, the terms of this Amendment shall prevail.

        2. EXPANSION OF PREMISES. Landlord hereby leases the Expansion Space to Tenant on the terms set forth herein, and Tenant hereby agrees to lease the Expansion Space from Landlord. From and after January 15, 1996 (the "EXPANSION DATE"), the Expansion Space shall become a part of the Premises for all purposes under the Lease. Tenant acknowledges that Tenant has inspected the Expansion Space, is familiar with the condition thereof and hereby accepts the Expansion Space in an "AS IS" physical condition and in an "AS IS" state of repair. Tenant further acknowledges that Landlord is not obligated to construct, install, or pay for any improvements of any kind whatsoever to the Expansion Space to prepare it for Tenant's occupancy.

        3. RENT. The Base Rent payable by Tenant pursuant to Section 4 of the Lease is increased to $15,013.60 per month effective as of the Expansion Date. The Base Rent shall


                                Fourth Amendment
continue to be subject to adjustment according to the provisions of Section 4 of the Lease.

        4. TENANT'S SHARE. The Tenant's Share under the Lease is increased to 39.48% effective as of the Expansion Date.

        5. RATIFICATION. The Lease, as amended by this Amendment, is hereby ratified and confirmed in all respects and remains in full force and effect. This Amendment shall be effective as of the date hereof upon execution and delivery by both Landlord and Tenant. Except for those provisions of the Lease which are expressly amended hereby, the Lease remains unmodified and unchanged.

                         [SIGNATURES ON FOLLOWING PAGE]


                               Fourth Amendment-2

        IN WITNESS WHEREOF, Tenant and Landlord's duly authorized representatives have executed this Amendment as of the date first above written.

                                    "LANDLORD"

                                    MISSION VACAVILLE LIMITED PARTNERSHIP,
                                    a California limited partnership

                                    By:     Mission Land Company,
                                            Its General Partner

                                            By: /s/ Sunny Lee
                                                ----------------------------
                                            Name:
                                                ----------------------------
                                            Its:
                                                ----------------------------

                                    "TENANT"

                                    BIOSOURCE TECHNOLOGIES, INC.,
                                    a California corporation

                                    By: /s/ David R. McGee
                                        --------------------------------
                                    Name:
                                         -------------------------------
                                    Its:
                                         -------------------------------


                               Fourth Amendment-3

           FORM OF MEMORANDUM OF EXPANSION PREMISES COMMENCEMENT DATE

This Memorandum of Additional Premises Commencement Date is made as of December 15, 1995 by MISSION VACAVILLE LIMITED PARTNERSHIP, a California limited partnership ("Landlord") and BIOSOURCE TECHNOLOGIES, INC., a California corporation ("Tenant"). Landlord and Tenant hereby agree to and acknowledge the following matters:

        1. Landlord and Tenant have entered into that certain Fourth Amendment To Lease dated as of November 22, 1995 (the "Lease Amendment"), covering certain office space in the Building located at 3333 Vaca Valley Parkway, Vacaville, California 95688, as more particularly described in the Lease Amendment.

        2. All terms defined or referenced in the Lease Amendment shall have the same meaning when used herein.

        3. Landlord and Tenant hereby confirm and agree that the expansion space Commencement Date is December 26, 1995.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum of Expansion Premises Commencement Date as of the date first above written.

                                "LANDLORD"

                                MISSION VACAVILLE LIMITED PARTNERSHIP,
                                a California limited partnership

                                By:   Mission Land Company, It General Partner

                                      By: /s/ Sunny Lee
                                          ----------------------------
                                      Name:
                                           ---------------------------
                                      Its:
                                          ----------------------------


                                "TENANT"

                                BIOSOURCE TECHNOLOGIES, INC.,
                                a California corporation

                                By: /s/ David R. McGee
                                    --------------------------------
                                Name:
                                     -------------------------------
                                Its:
                                    --------------------------------


                               Form of Memorandum

                            FIFTH AMENDMENT TO LEASE

        THIS FIFTH AMENDMENT TO LEASE (this "AMENDMENT") is made and entered into as of November 22,1996, by and between MISSION VACAVILLE LIMITED PARTNERSHIP, a California limited partnership ("LANDLORD"), and BIOSOURCE GENETICS CORPORATION, a California corporation ("TENANT"), with reference to the following Recitals:

                                   BACKGROUND

            A. Landlord (as successor in interest to Sepulveda Properties, Inc.) and Tenant are currently parties to the Vaca Valley Business Park Office Lease dated as of October 15, 1987, as amended by the First Amendment thereto dated as of July 1, 1989, the Second Amendment thereto dated as of January 1, 1992, the Third Amendment thereto dated as of June 30, 1992 and the Fourth Amendment thereto dated as of November 22, 1995 (as amended, the "Lease"), pursuant to which Tenant currently leases certain office space within the Interchange Business Park - Vacaville, at 3333 Vaca Valley Parkway, Vacaville, California 95688, which space is more particularly described in the Lease (the "PREMISES").

            B. Tenant now desires to extend the term of the Lease and amend its terms in the manner and on the terms and conditions set forth in this Fifth Amendment.

            NOW, THEREFORE, in consideration of the foregoing Recitals, the agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

        1. DEFINITIONS. All initially capitalized terms not otherwise defined herein shall have the meanings set forth in the Lease. From and after the date hereof, references to the Lease shall mean the Lease as amended hereby. In the event of any inconsistency between the terms of the Lease as amended to date and the terms of this Amendment, the terms of this Amendment shall prevail.

        2. EXTENSION OF LEASE TERM. The Term of the Lease is hereby extended by three (3) additional years, such that the Expiration Date of the Lease (as originally defined on page 2 of the Lease and as extended pursuant to Paragraph III(D) of the Third Amendment to the Lease) is now December 31, 2000.

        3. OPTION TO EXTEND THE LEASE TERM.

            (a) Provided Tenant has complied with all of the terms and conditions of this Lease, Tenant shall have the option to extend the term of this Lease for a period of three (3) years (the "Extension Term"), commencing on January 1, 2001, and ending on December 31, 2003, on the same terms and conditions as those contained in the Lease, except that the Base Rent during the Extension Term shall be Fair Market Rent (defined below) subject to annual adjustment on the terms set forth in subsection (e) below. In addition to the Base Rent to be paid by Tenant during each Extension Term, Tenant shall continue to pay all additional charges under the terms of the Lease, including additional rent with respect to Operating Expenses over the Expense Stop.


                                Fifth Amendment

            (b) To exercise the Extension Option, Tenant must give written notice to Landlord no later than twelve (12) months prior to the Expiration Date. Any exercise notice given more than fifteen (15) months prior to the Expiration Date is not effective. Tenant may not exercise the Extension Option if Tenant is in default under any of the terms and conditions of the Lease, but Landlord may waive this restriction in its sole discretion. Tenant has not further options to extend the Lease.

            (c) The term "Fair Market Rental" means the rent that a willing landlord would agree to accept from a willing, non-renewal tenant, in an arms-length negotiation, for a three (3) year lease of the Premises commencing as of the Expiration Date, taking into account the quality of the improvements, the terms of the Lease, the allocation of costs thereunder, and all other relevant factors. Landlord shall not be required, in connection with the determination of the Base Rent, to amend the terms of the Lease, to grant free rent or any other inducements or concessions, to construct or pay for new or additional tenant improvements or to perform any work at the Premises (and the foregoing shall be taken into consideration in determining the Fair Market Rental).

            (d) Within thirty (30) days after receiving Tenant's notice of its intent to extend the Lease, Landlord shall deliver to Tenant a written estimate (the "Rent Notice") of Fair Market Rental for the Premises. If Landlord falls to deliver such notice by the Rent Notice Date, Tenant shall demand such notice in writing, and Landlord shall deliver a Rent Notice to Tenant within 20 days after receipt of such written demand. If Tenant does not accept Landlord's estimate of the Fair Market Rental, then for a period of 30 days following Tenant's receipt of such notice, Landlord and Tenant shall reasonable endeavor, through good faith negotiations, to mutually agree upon the Fair Market Rental. If Landlord and Tenant are unable to agree upon the Fair Market Renal within such 30- day period, then either Landlord or Tenant may terminate the negotiations, in which event the Lease shall expire on the Expiration Date, and Tenant shall have no further option to extend the Lease.

            (e) If Tenant exercises the Extension Option, the Base Rent shall be subject to adjustment increase in proportion to the increase in the CPI-U, in the following manner:

                 (1) On January 1, 2001, the Base Rent shall be multiplied by the quotient of (A) the CPI-U published most recently prior to such date divided by (B) the CPI-U published most recently as of January 1, 2000, provided that the increase shall not be less than four percent (4%) and shall not be more than eight percent (8%); and

                 (2) On January 1, 2002, the Base Rent shall be multiplied by the quotient of (A) the CPI-U published most recently prior to such date divided by (B) the CPI-U published most recently as of January 1, 20001, provided that the increase shall not be less than four percent (4%) and shall not be more than eight percent (8%).


                               Fifth Amendment-2

        4. RATIFICATION. The Lease, as amended by this Amendment, is hereby ratified and confirmed in all respects and remains in full force and effect. This Amendment shall be effective as of the date hereof upon execution and delivery by both Landlord and Tenant. Except for those provisions of the Lease which are expressly amended hereby, the Lease remains unmodified and unchanged.

                         [SIGNATURES ON FOLLOWING PAGE]


                               Fifth Amendment-3

        IN WITNESS WHEREOF, Tenant and Landlord have executed this Amendment as of the date first above written.

                                    "LANDLORD"

                                    MISSION VACAVILLE LIMITED PARTNERSHIP,
                                    a California limited partnership

                                    By:     Mission Land Company,
                                            Its General Partner

                                            By:/s/ Sunny Lee
                                               -----------------------------
                                            Name:
                                                 ---------------------------
                                            Its:
                                                 ---------------------------

                                    "TENANT"

                                    BIOSOURCE TECHNOLOGIES, INC.,
                                    a California corporation

                                    By: /s/ Bruce A. Boyd
                                        --------------------------------
                                    Name:
                                         -------------------------------
                                    Its:
                                         -------------------------------


                               Fifth Amendment-4

                            SIXTH AMENDMENT TO LEASE

        THIS SIXTH AMENDMENT TO LEASE (this "AMENDMENT") is made and entered into as of September 8, 1997, by and between MISSION VACAVILLE LIMITED PARTNERSHIP, a California limited partnership ("LANDLORD"), and BIOSOURCE TECHNOLOGIES, INC., a California corporation ("Tenant"), with reference to the following Recitals:

                                   BACKGROUND

            A. Landlord (as successor in interest to Sepulveda Properties, Inc.) and Tenant are currently parties to the Vaca Valley Business Park Office Lease dated as of October 15, 1987, as amended by the First Amendment thereto dated as of July 1, 1989, the Second Amendment thereto dated as of January 1, 1992, the Third Amendment thereto dated as of June 30, 1992 (the "Third Amendment"), the Fourth Amendment thereto dated as of November 22, 1995 and the Fifth Amendment thereto dated as of November 22, 1996 (as amended, the "Lease"), pursuant to which Tenant currently leases certain office space within the Interchange Business Park - Vacaville, at 3333 Vaca Valley Parkway, Vacaville, California 95688, which space is more particularly described in the, Lease (the "Premises"). (The Tenant was formerly named Biosource Genetics Corporation.)

            B. Tenant now desires to expand the Premises by leasing from Landlord approximately 9,168 additional square feet in the Building more particularly described on the floor plan attached hereto as Exhibit A (the "Expansion Space"). Landlord has agreed to lease the Expansion Space to Tenant on the terms and conditions of the Lease and this Sixth Amendment.

             NOW, THEREFORE, in consideration of the foregoing Recitals, the agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

        1. DEFINITIONS. All initially capitalized terms not otherwise defined herein shall have the meanings set forth in the Lease. From and after the date hereof, references to the Lease shall mean the Lease as amended hereby. In the event of any inconsistency between the terms of the Lease as amended to date and the terms of this Amendment, the terms of this Amendment shall prevail.

        2. EXPANSION OF PREMISES. Landlord hereby leases the Expansion Space to Tenant on the terms set forth herein, and Tenant hereby agrees to lease the Expansion Space from Landlord, effective as of the date of this Amendment (the "Expansion Date"). From and after the Expansion Date, the Expansion Space shall become a part of the Premises for all purposes under the Lease. Tenant acknowledges that Tenant has inspected the Expansion Space, is familiar with the condition thereof and hereby accepts the Expansion Space in an "AS IS" physical condition and in an "AS IS" state of repair. Tenant further acknowledges that, other than Landlord's obligation to fund the Improvement Allowance as provided in Section 5, below, Landlord is not obligated to construct, install, or pay for any improvements of any kind whatsoever to the


                                Sixth Amendment

Expansion Space to prepare it for Tenant's occupancy.

        3. RENT. The Base Rent payable by Tenant pursuant to Section 4 of the Lease is increased to $22,348.00 per month effective as of the Expansion Date.

        4. TENANT'S SHARE. The Tenant's Share under the Lease is increased to 56.17% effective as of the Expansion Date.

        5. Effective as of the Expansion Date, the following is hereby added to the Lease at the end of Section 5(a):

           Notwithstanding anything to the contrary in this Lease, "Operating Expenses" shall not include the cost of janitorial and cleaning service expenses related to the portion of the common areas shaded on Exhibit B hereto.

        6. IMPROVEMENT ALLOWANCE.

            (a) Tenant shall receive a tenant improvement allowance with respect to the Expansion Space in the amount of $165,000 (the "IMPROVEMENT ALLOWANCE"), which shall be disbursed to Tenant by Landlord only for reimbursement of the costs of construction of improvements performed by Tenant in the Expansion Space within two years after the Expansion Date (including the cost of preparing space plans and other plans, specifications and working drawings necessary to construct such improvements). For the sake of clarity, Tenant hereby acknowledges that (i) no portion of the Improvement Allowance may be used to reimburse the cost of personal property or trade fixtures installed in the Premises, (ii) no further disbursements of the Improvement Allowance shall be made with respect to improvement work performed more than two years after the Expansion Date and (iii) Tenant shall not be entitled to any credit or payment for any unused portions of the Improvement Allowance.

            (b) The Improvement Allowance shall be paid to Tenant in installments as tenant's work progresses, but in no event more frequently than once per month. During construction of Tenant's improvement work, Tenant shall, on or before the tenth day of each calendar month, deliver to Landlord for approval a request for reimbursement which -shall be accompanied by (i) paid invoices for the work performed since the last reimbursement, with sufficient back-up billings from subcontractors, suppliers and providers of services to give Landlord a complete financial accounting regarding each invoice to be reimbursed by Landlord, (ii) if tenant's improvements involve plans, a certificate signed by tenant's architect certifying that the work represented by the aforesaid invoices has been satisfactorily completed in accordance with tenant's plans, (iii) conditional lien waivers by Tenant's contractors, subcontractors and materialmen for all such work and final lien waivers for all completed work to the extent available, and (iv) with respect to the disbursement of the final 10% of the Improvement Allowance, final lien waivers and a general release from the contractor, subcontractors and materialmen regarding tenant's improvement work along with final governmental approvals of tenant's improvement work (to the extent such approvals are required by applicable law). Landlord shall pay to Tenant (and not to the persons submitting invoices), the amounts paid by Tenant for such invoices, up to the aggregate amount of the Improvement


                                Sixth Amendment-2

Allowance for the space in which tenant's improvement work is being performed, within 30 days after receipt of all of the information and documentation specified above with respect to such reimbursement request. Landlord shall have the right to inspect the Premises to confirm the completion of the work covered by such invoices. Customary and appropriate procedures shall be followed by Tenant to assure satisfaction or waiver of any potential mechanics' lien claims. Notwithstanding anything to the contrary in the foregoing, Landlord shall have no obligation to disburse any portion of the Improvement Allowance for any purposes upon the occurrence and during the continuance of a default by Tenant under the terms of the Lease.

            (c) Landlord's agreement to fund the Improvement Allowance does not constitute a waiver of the requirements of Section 10 (Alterations) of the Lease; Tenant shall seek Landlord's prior written consent (which shall not be unreasonably withheld) to any alterations or improvements to the Premises (including the Expansion Space), and shall otherwise comply with all requirements of Section 10 of the Lease. In connection with any alterations or improvement work performed by Tenant in the Premises (including the Expansion Space): (i) Landlord shall be permitted to post notices of nonresponsibility on the Premises; (ii) Tenant shall comply with all applicable laws, regulations and codes; (iii) Tenant shall indemnify, defend (with counsel reasonably approved by Landlord) and hold harmless Landlord from any cost, expense, claim, lien, loss, damage or liability; (iv) all space plans, plans and specification and mechanical and electrical drawings shall be subject to Landlord's review and approval; and (v) Tenant shall submit final as-built plans to Landlord upon completion of tenant's improvement work.

        7. EARLY TERMINATION OPTION DELETED. Paragraph F of Article III of the Third Amendment, regarding early termination of the Lease, is hereby deleted.

        8. RATIFICATION. The Lease, as amended by this Amendment, is hereby ratified and confirmed in all respects and remains in full force and effect. This Amendment shall be effective as of the date hereof upon execution and delivery by both Landlord and Tenant. Except for those provisions of the Lease which are expressly amended hereby, the Lease remains unmodified and unchanged.

                         [SIGNATURES ON FOLLOWING PAGE]


                               Sixth Amendment-3

        IN WITNESS WHEREOF, Tenant and Landlord have executed this Amendment as of the date first above written.

                                "LANDLORD"

                                MISSION VACAVILLE LIMITED PARTNERSHIP,
                                a California limited partnership

                                By: Mission Airport Park Development Company, a California corporation
                                      Its General Partner

                                      By:   /s/ Sunny Lee
                                            ------------------------
                                      Name:
                                           -------------------------
                                      Its:
                                           -------------------------

                                "TENANT"

                                BIOSOURCE TECHNOLOGIES, INC.,
                                a California corporation

                                By: /s/ David R. McGee
                                    --------------------------------
                                Name:
                                     -------------------------------
                                Its:
                                    --------------------------------


                               Sixth Amendment-4

                                    EXHIBIT A

                               THE EXPANSION SPACE

                                 [See Attached]


                                  Exhibit A-1

                          (Blueprint of Expanded Space)


                                  Exhibit A-2

                                    EXHIBIT B

        (Common Area expenses will not include janitorial and cleaning service expenses related to the area shown shaded on the attached)


                                  Exhibit B-1

                          (Schematic of Corporate Park)


                                  Exhibit B-2

                           SEVENTH AMENDMENT TO LEASE

        THIS SEVENTH AMENDMENT TO LEASE (this "AMENDMENT") is made and entered into as of July 27, 1998, by and between MISSION VACAVILLE LIMITED PARTNERSHIP, a California limited partnership ("LANDLORD"), and BIOSOURCE TECHNOLOGIES, INC., a California corporation ("Tenant"), with reference to the following Recitals:

                                   BACKGROUND

            A. Landlord and Tenant are currently parties to the Vaca Valley Business Park Office Lease dated as of October 15, 1987, as amended by the First Amendment thereto dated as of July 1, 1989, the Second
        Amendment: thereto dated as of January 1, 1992, the Third Amendment thereto dated as of June 30, 1992, the Fourth Amendment thereto dated as of November 22, 1995, the Fifth Amendment thereto dated as of November 22, 1996 and the Sixth Amendment thereto dated as of September 8, 1997 (as amended, the "Lease"), pursuant to which Tenant currently leases certain office space within the Interchange Business Park - Vacaville ("BUILDING"), at 3333 Vaca Valley Parkway, Vacaville, California 95688, which space is more particularly described in the Lease (the "PREMISES").

            B. The Babcock & Wilcox Company ("BABCOCK") currently leases from Landlord certain space in the Building known as Suite 300, consisting of approximately 7,995 rentable square feet and hatch-marked on the floor plan attached hereto at Exhibit A (the "1998 EXPANSION SPACE"). Babcock wishes to terminate its lease, and Tenant wishes to expand into the 1998 Expansion Space.

            C. Landlord has agreed to lease the 1998 Expansion Space to Tenant on the terms and conditions of the Lease and this Seventh Amendment. Landlord has agreed to terminate Babcock's lease, pursuant to a separate agreement, effective on the Expansion Date defined in Section 2, below.

            NOW, THEREFORE, in consideration of the foregoing Recitals, the agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows.

        1. DEFINITIONS. All initially capitalized terms not otherwise defined herein shall have the meanings set forth in the Lease. From and after the date hereof, references to the Lease shall mean the Lease as amended hereby. In the event of any inconsistency between the terms of the Lease as amended to date and the terms of this Amendment, the terms of this Amendment shall prevail.

        2. EXPANSION OF PREMISES. Landlord hereby leases the 1998 Expansion Space to Tenant on the terms set forth herein, and Tenant hereby agrees to lease the 1998 Expansion Space from Landlord, effective as of September, 1, 1998 (the "EXPANSION DATE"). From and after the Expansion Date, the 1998 Expansion Space shall become a part of the Premises for all purposes under the Lease. Tenant acknowledges that Tenant has inspected the 1998 Expansion Space, is familiar with the condition thereof and hereby accepts the 1998 Expansion Space in an


                               Seventh Amendment

"AS IS" physical condition and in an "AS IS" state of repair. Tenant further acknowledges that Landlord is not obligated to construct, install, or pay for any improvements of any kind whatsoever to the 1998 Expansion Space to prepare it for Tenant's occupancy.

        3. Rent.

            (a) The Base Rent payable by Tenant pursuant to Section 4 of the Lease is increased to $29,779.55 per mouth effective as of the Expansion Date.

            (b) The portion of the Base Rent attributable to the 1998 Expansion Space defined in this Amendment (which portion currently equals $7,431.55) (the "1998 Expansion Space Rent") shall be subject to annual increases as follows:

                 On January 1, 1999 and on January lst of each calendar year of the Lease Term thereafter ("ADJUSTMENT DATE"), the Base Rent in effect immediately prior to such Adjustment Date shall increase by the percentage increase of the CPI published for January 1st of the preceding calendar year, provided, however, that (i) if such percentage increase is zero or less, the Base Rent shall neither increase nor decrease and (ii) if such percentage increase is greater than 8% the Base Rent shall increase by 8 %. The Base Rent as adjusted shall be the Base Rent due under the Lease until the next Adjustment Date and shall be the basis upon which the next CPI adjustment shall be made. As used herein, "CPI" means the Consumer Price Index for All Urban Consumers for San Francisco--Oakland, as published by the Bureau of Labor Statistics of the U.S. Department of Labor.

        4. TENANT'S SHARE. The Tenant's Share under the Lease is increased to 72.24% effective as of the Expansion Date. However, with respect to the portion of Tenant's Share that is attributable to the 1998 Expansion Space (the portion equaling 16.08 % which is included in the 72.24 %), the first sentence of
Section 5(a) of the lease is reinstated as originally drafted (and the replacement sentence provided in the Third Amendment to the Lease shall not apply).

        5. IMPROVEMENT ALLOWANCE FULLY FUNDED. Tenant hereby confirms that only $8,544 of the "Improvement Allowance" defined in the Sixth Amendment to the Lease remains undisbursed, and that the remaining sum may be used only for the Expansion Space defined in the Sixth Amendment, in accordance with the paragraph 6 of Sixth Amendment, and that Tenant has no other right to receive any improvement allowance of any kind from Landlord.

        6. RATIFICATION. The Lease, as amended by this Amendment, is hereby ratified and confirmed in all respects and remains in full force and effect. This Amendment shall be effective as of the date hereof upon execution and delivery by both Landlord and Tenant. Except for those provisions of the Lease which are expressly amended hereby, the Lease remains unmodified and unchanged.


                              Seventh Amendment-2

        7. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one agreement.

                         [SIGNATURES ON FOLLOWING PAGE]


                              Seventh Amendment-3

        IN WITNESS WHEREOF, Tenant and Landlord have executed this Amendment as of die date first above written.

                              "LANDLORD"

                              MISSION VACAVILLE LIMITED PARTNERSHIP,
                              a California limited partnership

                              By: Mission Airport Park Development Company, a California corporation
                                      Its General Partner

                                      By:./s/ Charles W. Johnson
                                          ----------------------------
                                      Name:
                                           ---------------------------
                                      Its:
                                           ---------------------------

                              "TENANT"

                              BIOSOURCE TECHNOLOGIES, INC.,
                              a California corporation

                              By:/s/ David R. McGee
                                 ---------------------------------
                              Name:
                                   -------------------------------
                              Its:
                                   -------------------------------


                              Seventh Amendment-4

                                    EXHIBIT A

                            THE 1998 EXPANSION SPACE

                                 [See Attached]


                                  Exhibit A-1

                          (Blueprint of Expanded Area)


                                  Exhibit A-2

                            EIGHTH AMENDMENT TO LEASE



        THIS EIGHTH AMENDMENT TO LEASE (this "Amendment") is made and entered into as of May 19, 1999, by and between MISSION VACAVILLE LIMITED PARTNERSHIP, a California limited partnership ("LANDLORD"), and BIOSOURCE TECHNOLOGIES, INC., a California corporation ("Tenant"), with reference to the following Recitals:

                                   BACKGROUND

            A. Landlord and Tenant are currently parties to the Vaca Valley Business Park Office Lease dated as of October 15, 1987, as amended by the First Amendment thereto dated as of July 1, 1989, the Second Amendment thereto dated as of January 1, 1992, the Third Amendment thereto dated as of June 30, 1992, the Fourth Amendment thereto dated as of November 22, 1995, the Fifth Amendment thereto dated as of November 22, 1996, the Sixth Amendment thereto dated as of September 8, 1997 and the Seventh Amendment thereto dated as of July 25, 1998 (as amended, the "LEASE"), pursuant to which Tenant currently leases certain office space within the Interchange Business Park - Vacaville ("BUILDING"), at 3333 Vaca Valley Parkway, Vacaville, California 95688, which space is more particularly described in the Lease (the "PREMISES").

            B. Tenant desires to perform certain improvements described on Exhibit A attached hereto, involving the installation of a backup generator and related equipment (the "Generator Improvements") to be located on a concrete pad to be built on the exterior of the Building as shown on Exhibit B attached hereto (the "GENERATOR SPACE").

            C. Landlord has agreed to permit construction of the Generator improvements on the Generator Space, subject to the terms of this Amendment.

            NOW, THEREFORE, in consideration of the foregoing Recitals, The agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

        1. DEFINITIONS. All initially capitalized terms not otherwise defined herein shall have the meanings set forth in the Lease. From and after the date hereof, references to the Lease shall mean the Lease as amended hereby. In the event of any inconsistency between the terms of the Lease as amended to date and the terms of this Amendment, the terms of this Amendment shall prevail.

        2. CONSENT TO THE IMPROVEMENTS. Landlord hereby consents to Tenant's installation of the Generator Improvements, provided Tenant shall perform and the complete the Generator Improvements at its sole cost, in a good and workmanlike manner, and in compliance with all applicable laws, codes and the recommendations of all governmental agencies. Tenant shall be solely responsible for obtaining any necessary permits for installation of the Generator Improvements. Tenant shall be solely responsible for performing any improvements or system upgrades required by any governmental agency in the course of granting permits or performing


                                Eighth Amendment
inspections for the Generator Improvements.

        3. USE OF GENERATOR SPACE. The generator shall be maintained for backup purposes only, and may be operated only when electricity utility service to the Premises fails or for maintenance of the generator (including brief start-ups for maintenance check purposes). Lessee shall have a non-exclusive license to use the Generator Space for the installation, use and maintenance of the Generator Improvements. Landlord is under no obligation to prevent Landlord's tenants or others from gaining access to the Generator Space, and has no obligation to keep the Generator Improvements safe from harm by Landlord's tenants or others.

        4. OWNERSHIP, MAINTENANCE AND REPAIR OF THE IMPROVEMENTS. The generator itself will remain the property of Tenant after installation thereof, to be removed by Tenant at the expiration of the Term, at which time Tenant shall repair any and all damage caused by such removal. Tenant will purchase the generator free of liens; the generator will not be leased and tenant will not allow a financing statement or fixture filing to be filed or recorded with respect to the generator. With the exception of the generator itself, all of the Generator Improvements will be the property of Landlord, subject to the terms of Paragraph 10 of the Lease. Tenant is solely responsible for maintaining the Generator Improvements at Tenant's expense. If the Generator Improvements are damaged or destroyed by any cause then, notwithstanding anything to the contrary in paragraph 11 of the Lease, Landlord will have no responsibility to repair or restore the Generator Improvements, and Tenant shall completely restore the Generator Improvements at its sole cost and expense.

        5. INSURANCE. Landlord will have no responsibility to insure the Generator Improvements. Tenant's insurance obligations under Paragraph 12 of the Lease shall extend to and include the Generator Improvements. Tenant shall reimburse Landlord, within ten (10) days after demand and presentation of an invoice therefor, for any increase in premiums for insurance carried by Landlord in connection with the Building, either now or in the future, resulting from the generator or related equipment.

        6. COMPLIANCE WITH LAWS.

            6.1 Without limiting any other obligation of Tenant under the Lease to comply with laws, Tenant shall, at Tenant's sole cost and expense, fully, diligently and in a timely manner, comply with all "APPLICABLE REQUIREMENTS," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Landlord's engineers and/or consultants, relating in any manner to the Premises or the Generator Space (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises or the Generator Space, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance, as defined in subparagraph 6.3, below), now in effect or which may hereafter come into effect. Tenant shall, within five
(5) days after receipt of Landlord's written request, provide Landlord with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Tenant's compliance with any Applicable Requirements specified by


                               Eighth Amendment-2

Landlord, and shall immediately upon receipt, notify Landlord in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Tenant or the Premises or the Generator Space to comply with any Applicable Requirements.

            6.2 Landlord, Landlord's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("LENDERS") shall have the right to enter the Premises and the Generator Space at any Time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and the Generator Space and for verifying compliance by Tenant with this Amendment and all Applicable Requirements, and Landlord shall be entitled to employ experts and/or consultants in connection therewith to advise Landlord with respect to Tenant's activities, including but nor limited to Tenant's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises or the Generator Space. The costs and expenses of any such inspections shall be paid by the parry requesting same, unless a Default or Breach of this Amendment by Tenant or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Tenant, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Tenant shall upon request reimburse Landlord or Landlord's Lender, as the case may be, for the costs and expenses of such inspections.

            6.3 The term "HAZARDOUS SUBSTANCE" as used in this Amendment shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises or the Generator Space, is either, (i) potentially injurious to the public health, safety or welfare, the environment, or the premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental agency or third parry under any applicable Statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof Lessee shall not engage m any activity in or about the Premises or the Generator Space which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements. "REPORTABLE Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and (iii) the presence in, on or about the Premises or the Generator Space of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or the Generator Space or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but upon notice to Lessor and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use is nor a Reportable Use and does not expose the Premises, the Generator Space or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do


                               Eithth Amendment-3

 .so) condition its consent to any Reportable Use of any Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, The public, the Premises and the environment against damage, contamination or injury and/or liability therefor.

            6.4 DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, the Generator Space or the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from any governmental authority or private parry concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including bur not limited to all such documents as may be involved in any Reportable Use involving the Premises or the Generator Space. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises or the Generator Space (including, without limitation, through the plumbing or sanitary sewer system)-

            6.5 Tenant shall indemnify, protect, defend and hold Landlord, its agents, employees, lenders and ground Landlord, if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving the Generator Improvements. Tenant's obligations under this Paragraph 6 shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Tenant, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease.

        7. RATIFICATION. The Lease, as amended by this Amendment, is hereby ratified and confirmed in all respects and remains in full force and effect. This Amendment shall be effective as of the date hereof upon execution and delivery by both Landlord and Tenant. Except for those provisions of the Lease which are expressly amended hereby, the Lease remains unmodified and unchanged.

        8. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one agreement.

                         [SIGNATURES ON FOLLOWING PAGE]


                               Eighth Amendment-4

        IN WITNESS WHEREOF, Tenant and Landlord have executed this Amendment as of the date first above written.

                                "LANDLORD"

                                MISSION VACAVILLE LIMITED PARTNERSHIP,
                                a California limited partnership

                                By: Mission Airport Park Development Company, a California corporation
                                     Its General Partner

                                     By:
                                        --------------------------------
                                     Name:
                                          ------------------------------
                                     Its:
                                          ------------------------------

                                "TENANT"

                                BIOSOURCE TECHNOLOGIES, INC.,
                                a California corporation

                                By:  /s/ David R. McGee
                                     -------------------------------
                                Name:
                                     -------------------------------
                                Its:
                                     -------------------------------


                               Eighth Amendment-5

                                    EXHIBIT A

                      DESCRIPTION OF GENERATOR IMPROVEMENTS

                                 [SEE ATTACHED]


                                  Exhibit A-1

                      (Photograph & Blueprint of Generator)


                                  Exhibit A-2

                                    EXHIBIT B

                         DESCRIPTION OF GENERATOR SPACE

                                 [SEE ATTACHED]


                                  Exhibit B-1

                      (Technical Drawing of the Generator)


                                  Exhibit B-2

April 20, 1999

Charles W. Johnson
MISSION LAND COMPANY
61 Elliot Court
Simi Valley, CA  93065

        Re:     Tenant Improvement

Dear Mr. Johnson:

Pursuant to the terms of our lease, this letter is to notify you of Biosource's proposed tenant improvements to the building at 333 Vaca Valley Parkway, Vacaville, CA. Enclosed please find drawings outlining the installation of a backup generator for all suites occupied by Biosource Technologies. This generator would be located on the east side of the building near the electrical room on a concrete pad surrounded by bollards and tied into the electrical system via a new distribution board and automatic transfer switch.

We have taken the preliminary step of obtaining permits from the City of Vacaville to insure their complete endorsement of the project. Impact to the exterior of the building is limited because it will be partially hidden by an existing cinder block wall and we will match the paint to that of the building. The generator itself will be removable if Biosource ever decides to relocate. At that time, Mission Land would have the option of replacing the generator for use by their new tenants or Biosource would return the parking lot to its original condition by removing the pad and bollards and repaving.

We believe installation of the electrical connections for this generator will be a valuable leasehold improvement to the property for Mission Land and once completed, an immeasurable insurance policy against the possibility of Y2K related power problems for Biosource. All construction is to code and all permits required by the City of Vacaville have been obtained. The general contractor will be Mark III Engineering Contractors of Sacramento.

We respectfully request your signature below, authorizing the improvements. Please return the letter via FAX to (707) 446-397 and follow with the original by mail. Thank you for your time and consideration, and please feel free to call me if you have any questions.

Very Truly yours,

BIOSOURCE TECHNOLOGIES, INC.         The above-referenced improvements and
                                     additions are hereby approved

                                     MISSION LAND COMPANY
Knat Holben
Operations Manager

KH/slh                               By
Enclosures                             -------------------------------------
                                                                 (Signature)

                                       -------------------------------------
                                              (Printed Name & Title)

                                       -------------------------------------
                                                                      (Date)